UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12

INSTEEL INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1373 Boggs Drive

Mount Airy, North Carolina 27030

(336) 786-2141

Notice of Annual Meeting of Shareholders

Tuesday, February 21, 2012

9:00 a.m., Eastern Time

Cross Creek Country Club, 1129 Greenhill Road, Mount Airy, North Carolina 27030

Dear Shareholder:

At our Annual Meeting, we will ask you to:

1.

Elect the three nominees named in this proxy statement to the Board of Directors, each for three-year terms;

2.

Hold an advisory vote on the compensation of our executive officers;

3.

Authorize an increase in the number of our common shares reserved for issuance under the 2005 Equity Incentive Plan of Insteel Industries, Inc.;

4.

Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year 2012; and

5.

Transact such other business, if any, as may properly be brought before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on December 19, 2011 are entitled to vote at the Annual Meeting.

If you do not plan to attend the meeting and vote your common stock in person, please mark, sign, date and promptly return the enclosed proxy card or voting instruction form in the postage-paid envelope according to the instructions printed on the card.

Any proxy may be revoked at any time prior to its exercise by delivery of a later-dated proxy or by properly voting in person at the Annual Meeting.

Enclosed is a copy of our Annual Report for the year ended October 1, 2011, which includes a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

January 13, 2012

Mount Airy, North Carolina

By Order of the Board of Directors
James F. Petelle
Secretary

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Table of contents

PROXY STATEMENT	5
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	5
CORPORATE GOVERNANCE GUIDELINES AND BOARD MATTERS	9
VOTING SECURITIES	14
ITEM NUMBER ONE:	ELECTION OF DIRECTORS	14
Information Regarding Nominees, Continuing Directors and Executive Officers	15
EXECUTIVE COMPENSATION	17
Compensation Discussion and Analysis	17
I.	Executive Summary	17
II.	Overall Objectives	18
III.	2011 Compensation Decisions	18
IV.	Elements of Compensation	20
Summary Compensation Table	24
Grants of Plan-Based Awards	25
Outstanding Equity Awards at Fiscal Year End 2011	26
Options Exercised and Stock Vested During Fiscal Year 2011	27
Pension Benefits	28
Potential Payments Upon Termination or Change in Control	28
DIRECTOR COMPENSATION	31
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	31
ITEM NUMBER TWO:	ADVISORY VOTE ON THE COMPENSATION OF OUR EXECUTIVE OFFICERS	32
ITEM NUMBER THREE:	APPROVAL OF AN AMENDMENT TO THE 2005 EQUITY INCENTIVE PLAN	33
ITEM NUMBER FOUR:	RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP	40
REPORT OF THE AUDIT COMMITTEE	41
SECURITY OWNERSHIP	42
Section 16(a) Beneficial Ownership Reporting Compliance	42
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	43
OTHER BUSINESS	43
SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING	44
EXPENSES OF SOLICITATION	45
ANNUAL REPORT AND FINANCIAL STATEMENTS	45
ANNEX A:	2005 EQUITY INCENTIVE PLAN OF INSTEEL INDUSTRIES, INC. AND 2011 DECLARATION OF AMENDMENT THERETO	47

January 13, 2012

Dear Shareholder:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders of Insteel Industries, Inc. to be held Tuesday, February 21, 2012 at 9:00 a.m. Eastern Time. The meeting will take place at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy, North Carolina.

The attached proxy statement and formal notice of the meeting describe the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to use this opportunity to take part in the Company’s affairs by voting on the matters described in the proxy statement. At the meeting, we will also discuss our operations, fiscal year 2011 financial results and our plans for the future. Our directors and management team will be available to answer any questions you may have. We hope that you will be able to attend.

Your vote is important to us. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. If you attend the meeting, you may elect to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person. If you hold shares in “street name” and would like to vote at the meeting, you should follow the instructions provided in the proxy statement.

Thank you for your continued support and interest in Insteel Industries.

Sincerely,
H.O. Woltz III
Chairman of the Board

INSTEEL – 2011 Notice of Annual Meeting of Shareholders and Proxy Statement – 4

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PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to be held on February 21, 2012:

The Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Proxy and 2011 Annual Report to the Shareholders are available on our corporate website at http://investor.insteel.com/annuals.cfm.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, February 21, 2012 at 9:00 a.m., Eastern Time, and at any adjournments or postponements of the Annual Meeting. The meeting will take place at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy, North Carolina. This proxy statement, accompanying proxy card and the 2011 Annual Report, which includes a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), are first being mailed to our shareholders on or about January 13, 2012.

This proxy statement summarizes certain information you should consider before you vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. If you do not expect to attend or prefer to vote by proxy, you may follow the voting instructions on the enclosed proxy card. In this proxy statement, Insteel Industries, Inc. is generally referred to as “we,” “our,” “Insteel Industries,” “Insteel” or “the Company.”

The enclosed proxy card indicates the number of shares of Insteel Industries common stock that you own as of the record date of December 19, 2011. In this proxy statement, outstanding Insteel Industries common stock (no par value) is sometimes referred to as the “Shares.”

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because you owned shares of our common stock at the close of business on the December 19, 2011 record date for the Annual Meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

When you sign and return the proxy card, you appoint H.O. Woltz III and James F. Petelle, and each of them individually, as your representatives at the meeting. Messrs. Woltz III and Petelle will vote your Shares at the meeting as you have instructed them. This way, your Shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If a matter comes up for vote at the Annual Meeting that is not described in this proxy statement or listed on the proxy card, Messrs. Woltz III and Petelle will vote your Shares, under your proxy, in their discretion. As of the date of this proxy statement, we do not expect that any matters other than those described in this proxy statement will be voted upon at the Annual Meeting.

What is being voted on at the Annual Meeting?

At the Annual Meeting, shareholders entitled to vote will be asked to act upon the following matters as set forth in the accompanying notice of meeting:

•

the election of the three nominees named in this proxy statement to the Board of Directors, each for three-year terms as discussed herein;

•

an advisory vote on the compensation of our executive officers;

•

a proposal to authorize an increase in the number of our common shares reserved for issuance under the 2005 Equity Incentive Plan of Insteel Industries, Inc. (the “2005 Plan”);

•

the ratification of our appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year 2012; and

•

any other matters that may properly come before the meeting or any adjournment or postponement thereof.

INSTEEL – 2011 Notice of Annual Meeting of Shareholders and Proxy Statement – 5

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Who is entitled to vote?

All holders of record of our Shares at the close of business on December 19, 2011 are entitled to receive notice of the Annual Meeting and to vote the Shares held by them on the record date. Each outstanding Share entitles its holder to cast one vote for each matter to be voted upon.

May I attend the meeting?

All holders of record of our Shares at the close of business on the record date, or their designated proxies, are entitled to attend the Annual Meeting.

What constitutes a quorum in order to hold and transact business at the meeting?

Consistent with state law and our bylaws, the presence, in person or by proxy, of holders of at least a majority of the total number of Shares entitled to vote is necessary to constitute a quorum for purposes of voting on a particular matter at the Annual Meeting. As of the record date, there were17,613,324 Shares outstanding and entitled to vote at the Annual Meeting. Once a Share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is or must be set for the adjournment. Shares held of record by shareholders or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions or “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding Shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. See “Will my Shares be voted if I do not sign and/or return my proxy card?”

How do I vote?

Voting by Holders of Shares Registered in the Name of a Brokerage Firm, Bank or Other Nominee. If your Shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you should receive directions from your nominee that you must follow in order to have your Shares voted. “Street name” shareholders who wish to vote in person at the meeting will need to obtain a proxy form fromthe brokerage firm or other nominee that holds their common stock of record.

Voting by Holders of Shares Registered Directly in the Name of the Shareholder. If you hold your Shares in your own name as a holder of record, you may vote in person at the Annual Meeting or instruct the proxy holders named in the enclosed proxy card how to vote your Shares by mailing your completed proxy card in the postage-paid envelope that we have provided to you. Please make certain that you mark, sign and date your proxy card prior to mailing. All valid proxies received and not revoked prior to the Annual Meeting will be voted in accordance with instructions.

What are the Board’s recommendations?

If no instructions are indicated on your valid proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a vote:

•

FOR the election of the three director nominees named in this proxy statement, each for three-year terms as set forth herein;

•

FOR the approval, on an advisory basis, of the compensation of our executive officers;

•

FOR the proposal to authorize an increase in the number of our common shares reserved for issuance under our 2005 Plan; and

•

FOR the ratification of our selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year 2012.

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Will other matters be voted on at the Annual Meeting?

We are not aware of any matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, Messrs. Woltz III and Petelle will vote your Shares, under your proxy, in their discretion.

Can I revoke or change my proxy instructions?

You may revoke or change your proxy at any time before it has been exercised by:

•

notifying our Secretary at 1373 Boggs Drive, Mount Airy, North Carolina 27030 in writing before the Annual Meeting that you have revoked your proxy;

•

delivering a later dated proxy to our Secretary prior to or at the Annual Meeting; or

•

appearing in person and voting by ballot at the Annual Meeting.

Any shareholder of record as of the record date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence of a shareholder at the Annual Meeting without further action will not constitute revocation of a previously given proxy.

What vote is required to approve each proposal in this proxy statement, assuming a quorum is present at the Annual Meeting?

•

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting. Shareholders do not have cumulative voting rights in connection with the election of directors. This means that the three nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

•

The advisory vote on the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the advisory vote. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board and the Executive Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers.

•

The amendment of our 2005 Plan will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the proposal to amend the 2005 Plan.

•

The vote to ratify the appointment of our independent registered public accounting firm will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions are not treated as votes cast, and therefore will have no effect on the proposal. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the vote when making future decisions regarding the selection of our independent registered public accounting firm.

Will my Shares be voted if I do not sign and/or return my proxy card?

If your Shares are held in “street name” and you fail to give instructions as to how you want your Shares voted (a “non-vote”), the brokerage firm, bank or other nominee who holds Shares on your behalf may, in certain circumstances, vote the Shares in their discretion.

With respect to “routine” matters, such as the ratification of the appointment of our independent registered public accounting firm, a brokerage firm or other nominee has authority (but is not required) under the rules governing self-regulatory organizations (the “SRO rules”), including the NASDAQ Global Select Market (“NASDAQ”), to vote its clients’ Shares if the clients do not provide instructions. When a brokerage firm or other nominee votes its clients’ Shares on routine matters without receiving voting instructions, these Shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of Shares voted FOR, ABSTAINING or AGAINST with respect to such routine matters.

With respect to “non-routine” matters, such as the election of directors, the advisory vote on the compensation of our executive officers, and the amendment of our 2005 Plan, a brokerage firm or other nominee is not permitted under the SRO rules to vote its clients’ Shares if the clients do not provide instructions. The brokerage firm or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting but not for determining the number of Shares voted FOR, WITHHELD FROM, AGAINST or ABSTAINING with respect to such non-routine matters.

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In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

•

vote your Shares on routine matters and cast a “broker non-vote” on non-routine matters; or

•

leave your Shares unvoted altogether.

We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your Shares will be voted in accordance with your wishes at the Annual Meeting.

What other information should I review before voting?

Our 2011 Annual Report, which includes a copy of our Annual Report on Form 10-K filed with the SEC, is included in the mailing with this proxy statement. The Annual Report, however, is not part of the proxy solicitation material. A copy of our Annual Report on Form 10-K filed with the SEC, including the financial statements and financial statement schedules, may be obtained without charge by:

•

writing to our Secretary at: 1373 Boggs Drive, Mount Airy, North Carolina 27030;

•

accessing the EDGAR database at the SEC’s website at www.sec.gov;

•

accessing our website at http://investor.insteel.com; or

•

contacting the SEC by telephone at (800) SEC-0330.

The contents of our website are not and shall not be deemed to be a part of this proxy statement.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a current report on Form 8-K that we will file with the SEC shortly after the meeting.

What is householding?

The SEC rules allow for householding, which is the delivery of a single proxy statement and Annual Report to an address shared by two or more of our shareholders. A single copy of the Annual Report and the proxy statement will be sent to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders.

If you prefer to receive a separate copy of the proxy statement or the Annual Report, please write to Investor Relations, Insteel Industries, Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030; or telephone our Investor Relations Department at (336) 786-2141, and we will promptly send you separate copies. If you are currently receiving multiple copies of the proxy statement and Annual Report at your address and would prefer to receive only a single copy of each, you may contact us at the address or telephone number provided above.

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CORPORATE GOVERNANCE GUIDELINES AND BOARD MATTERS

The Board of Directors

Our bylaws provide that our Board of Directors will have not less than six nor more than 10 directors, with the precise number to be established by resolution of the Board from time to time. On May 17, 2011, the Board appointed Duncan S. Gage to the Board, and set the number of directors at seven.

The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, our lead independent director, key executive officers and our principal external advisers (legal counsel, auditors, investment bankers and other consultants), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

At its meeting on August 25, 2009, the Board of Directors approved the establishment of a Nominating and Governance Committee. Prior to that, the process of evaluating and nominating potential new Board members was assigned to the full Board, pursuant to our “Nominating and Corporate Governance Rules.” At the August 25, 2009 meeting, the Board also adopted new Board Governance Guidelines, which (along with the Charter of the Nominating and Governance Committee) replaced the Nominating and Corporate Governance Rules. The Board Governance Guidelines are available on our website at http://investor.insteel.com/documents.cfm.

The Board of Directors, at its meeting on November 8, 2011, determined that the following members of the Board, which constitute a majority thereof, each satisfy the definition of “independent director,” as that term is defined under NASDAQ listing standards: Duncan S. Gage, Louis E. Hannen, Charles B. Newsome, Gary L. Pechota, W. Allen Rogers II and C. Richard Vaughn. Our Chairman and Chief Executive Officer, H.O. Woltz III, is currently our only non-independent director. In addition to considering the objective independence criteria established by NASDAQ, the Board also made a subjective determination as to each of these directors that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of the director’s independent judgment in carrying out his responsibilities as one of our directors. In making these determinations, the Board reviewed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Additionally, the Board specifically considered Mr. Newsome’s position as Executive Vice President and General Manager of Johnson Concrete Company, which purchased approximately $475,000 of materials from us during fiscal 2011, and determined that this relationship did not impair or otherwise affect Mr. Newsome’s status as an independent director. See “Certain Relationships and Related Person Transactions” for additional information regarding this relationship.

Directors are expected to attend all meetings of the Board of Directors and all meetings of Board committees on which they serve. The independent directors meet in executive session with no members of management present before or after each regularly scheduled meeting (see “Executive Sessions” below). The Board of Directors met six times in fiscal 2011. Each director attended at least 75% of the applicable meetings of the Board and the committees on which he served.

Director Attendance at Annual Meetings

The Board has determined that it is in our best interest for all members of the Board of Directors to attend the Annual Meeting of Shareholders. All then-serving members of our Board of Directors attended our 2011 Annual Meeting.

Committees of the Board

The Audit Committee. The Board has an Audit Committee, which assists the Board in fulfilling its responsibilities to shareholders concerning our accounting, financial reporting and internal controls, and facilitates open communication between the Board, outside auditors and management. The Audit Committee discusses the financial information prepared by management, our internal controls and our audit process with management and with outside auditors. The Audit Committee is charged with the responsibility of selecting our independent registered public accounting firm. The independent registered public accounting firm meets with the Audit Committee (both with and without the presence of management) to review and discuss various matters pertaining to the audit process, including our financial statements, the scope and terms of its work, the results of its year-end audit and quarterly reviews, and its recommendations concerning the financial practices, controls, procedures and policies we employ. The Board has adopted a written charter for the Audit Committee as well as a Pre-Approval Policy regarding all audits, audit-related, tax and other non-audit related services to be performed by the independent registered public accounting firm.

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The Audit Committee is a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”)that consists of Messrs. Rogers(Chairman), Gage, Hannen and Pechota. The Board, at its meeting in November 2011, determined that each of the members of the Audit Committee meets the definition of “independent director” and certain Audit Committee-specific independence requirements under NASDAQ rules and is also independent under SEC requirements for Audit Committee members. At the same meeting, the Board also determined that each of the Committee’s members qualify as an “Audit Committee Financial Expert” as defined under SEC rules. The Board of Directors has also determined that each of the Audit Committee members is financially literate as such qualification is interpreted in the Board’s judgment. The functions of the Audit Committee are further described herein under “Report of the Audit Committee.” The Audit Committee met six times during fiscal 2011 and members of the Audit Committee consulted with management of the Company, the internal auditor and the independent registered public accounting firm at various times throughout the year. The charter for the Audit Committee, as most recently revised February 19, 2008, is available on our website at http://investor.insteel.com/documents.cfm.

The Executive Compensation Committee. The Executive Compensation Committee is responsible for (i) determining appropriate compensation levels for our executive officers, including any employment, severance or change in control arrangements; (ii) evaluating officer and director compensation plans, policies and programs; (iii) reviewing benefit plans for officers and employees; and (iv) producing an annual report on executive compensation for inclusion in the proxy statement.

The Executive Compensation Committee Report is included in this proxy statement. The Executive Compensation Committee also reviews, approves and administers our incentive compensation plans and equity-based compensation plans and has sole authority for making awards under such plans, including their timing, valuation and amount. In addition, the Executive Compensation Committee reviews and recommends the structure and level of outside director compensation to the full Board. The Executive Compensation Committee has the discretion to delegate any of its authority to a subcommittee, but did not do so during fiscal 2011. The Executive Compensation Committee, which consists of Messrs. Newsome (Chairman), Hannen and Vaughn, met six times during fiscal 2011. At its meeting in November 2011, the Board of Directors determined that each of the members of the Executive Compensation Committee meets the definition of “independent director” as that term is defined under NASDAQ rules. The charter of the Executive Compensation Committee, as adopted on September 18, 2007, is available on our website at http://investor.insteel.com/documents.cfm.

The Executive Compensation Committee consults with members of our executive management team on a regular basis regarding our executive compensation program. Our executive compensation program, including the role members of our executive management team and outside compensation consultants play in assisting with establishing compensation, is discussed in more detail below under “Executive Compensation - Compensation Discussion and Analysis.” Our Executive Compensation Committee has retained Pearl Meyer &Partners (“Pearl Meyer”) to serve as its outside consultant. In April 2011, the Executive Compensation Committee engaged Pearl Meyer to analyze our executive compensation programs and advise the Committee regarding potential changes. See “Executive Compensation – Compensation Discussion & Analysis - 2011 Compensation Decisions” for additional details regarding Pearl Meyer’s role and the results of its review.

The Nominating and Governance Committee. The Nominating and Governance Committee was established by the Board of Directors at the August 25, 2009 Board meeting. This Committee is responsible for establishing Board membership criteria, identifying individuals qualified to become Board members consistent with such criteria and recommending nominations of individuals when openings exist, recommending the appointment of Board committee members and chairs, and reviewing corporate governance issues. Specifically, this Committee periodically reviews our Shareholder Rights Plan, classified board structure and our director election qualifications and procedures, and makes recommendations as appropriate to our Board. The Committee also reviews and recommends changes as necessary to the Board Governance Guidelines and our Code of Business Conduct and facilitates an annual Board self-assessment process.

The Nominating and Governance Committee, which consists of Messrs. Pechota (Chairman), Newsome, Rogers and Vaughn, met three times during fiscal 2011. The Board of Directors, at its meeting in November 2011, determined that each of the members of the Nominating and Governance Committee meets the definition of “independent director” as that term is defined under NASDAQ rules. The charter of the Nominating and Governance Committee is available on our website at http://investor.insteel.com/documents.cfm.

Executive Sessions

Pursuant to the listing standards of NASDAQ, the independent directors are required to meet regularly in executive sessions. Generally, those sessions are chaired by the lead independent director. During fiscal 2011, the lead independent director was Mr. Vaughn. During these executive sessions, the lead independent director has the power to lead the meeting, set the agenda and determine the information to be provided. During fiscal 2011, the Board held four executive sessions. The lead independent director can be contacted by writing to Lead Independent Director, Insteel Industries, Inc., c/o James F. Petelle, Secretary, 1373 Boggs Drive, Mount Airy, North Carolina 27030. We screen mail addressed to the lead independent director for security purposes and to ensure that it relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria will be forwarded to the lead independent director.

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Board Governance Guidelines

In conjunction with the Board’s establishment of the Nominating and Governance Committee on August 25, 2009, the Board adopted Board Governance Guidelines to set forth the framework pursuant to which the Board governs the Company. Among other things, the Board Governance Guidelines describe the expectations regarding attendance at the Annual Meeting and at Board meetings, require regular meetings of independent directors in executive session, describe the functions of the Board’s standing committees, including an annual self-assessment process facilitated by the Nominating and Governance Committee, and set forth the procedure pursuant to which shareholders may communicate with directors.

Board Leadership Structure

Our CEO also serves as Chairman of our Board of Directors, and we have an independent lead director. The Board has determined that this structure is appropriate because it believes that at this time it is optimal to have one person speak for and lead the Company and the Board, and that the CEO should be that person. We believe that our lead director position, the strength of our independent directors and our overall governance practices minimize any potential conflicts that otherwise could result from combining the positions of Chairman and CEO.

Our lead director since February 2007 has been C. Richard Vaughn. The lead director presides at meetings of our independent directors, which are held prior to all of our regularly scheduled Board meetings. As noted above, the lead director may call for other meetings of the independent directors or of the full Board if he deems it necessary. The lead director also consults with the Chairman regarding meeting agendas, and serves as the principal liaison between the independent directors and the Chairman.

Risk Oversight

Our Board has overall responsibility for risk oversight. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status, and risks related to related person transactions. The Executive Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominating and Governance Committee oversees risks related to our governance structure and succession planning for Board membership.

The risk oversight responsibilities described above have been in place for a number of years. However, during fiscal 2010, we instituted a more formal process in which the major business risks facing the company are identified and assessed, and appropriate strategies are identified to respond to such risks. This risk assessment process is conducted at least annually.

Code of Business Conduct

Consistent with the Board’s commitment to sound corporate governance, on August 11, 2003, the Board adopted a Code of Business Conduct (the “Code of Conduct”), which applies to all of our employees, officers and directors. The Code of Conduct incorporates an effective reporting and enforcement mechanism. The Board has adopted this Code of Conduct as its own standard. The Code of Conduct was prepared to help employees, officers and directors understand our standard of ethical business practices and to promote awareness of ethical issues that may be encountered in carrying out their responsibilities. The Code of Conduct is included in an employment manual, which is supplied to all of our employees and officers and in a Board of Directors Manual for directors, each of whom are expected to read and acknowledge in writing that they understand such policies.

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Availability of Bylaws, Board Governance Guidelines, Code of Conduct and Committee Charters

Our Bylaws, Board Governance Guidelines, Code of Business Conduct, Audit Committee Charter, Audit Committee Pre-Approval Policy, Executive Compensation Committee Charter and Nominating and Governance Committee Charter are available on our website at http://investor.insteel.com/documents.cfm, and in print to any shareholder upon written request to our Secretary.

Shareholder Rights Plan

We have a Shareholder Rights Plan, which we refer to as the “Rights Plan.” Our Rights Plan was adopted on April 27, 1999, and on April 25, 2009, our Board amended and extended the Rights Plan for an additional 10-year term. Our Rights Plan is not intended to prevent any takeover or deter a fair offer for our securities. Rather, it is designed to:

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enable all of our shareholders to realize the full value of their investment;

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provide for fair and equal treatment in the event that an unsolicited attempt is made to acquire us;

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guard against abusive takeover tactics;

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encourage anyone seeking to acquire control of us to make an offer that represents fair value to all holders of our common stock; and

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provide our Board with adequate time to fully consider an unsolicited takeover bid and, if necessary, explore other alternatives that would maximize shareholder value.

Rights plans have been studied extensively over the past decade, and our Board believes that these types of plans can be effective in accomplishing the above objectives.

Some proxy advisory services to institutional investors maintain rigid positions opposing the adoption or extension of plans, such as our Rights Plan, unless they have been approved by shareholders. These organizations typically recommend against election of director nominees, such as ours, whose companies have adopted or extended shareholder rights plans. We do not believe this rigid, “one-size-fits-all” position is appropriate or in the best interests of our shareholders for the reasons set forth below.

Prior to extending the Rights Plan in April 2009, our Board engaged in a detailed review of the merits of shareholder rights plans. The Board carefully considered the views of opponents of such plans, as well as the views of its financial advisor and principal outside counsel. The Board also took note of the volatility of our stock price over the last several years and our then-current market capitalization and considered whether a rights plan continued to be in the best interests of us and our shareholders. Ultimately, the Board concluded that the protection afforded to all shareholders by our Rights Plan, as amended in 2009, is appropriate and desirable. When selecting this year’s director nominees our Nominating and Governance Committee considered the Board’s 2009 extension of the Rights Plan, confirmed that the Board followed appropriate procedures and came to a proper decision regarding the extension of the Rights Plan, and determined to recommend for re-election the directors listed on page 15 of this proxy statement.

Our Board also considered whether to submit the Rights Plan to a vote of shareholders. The Board noted that a shareholder vote was not required, that extensive modifications to the Rights Plan would be required to obtain a favorable recommendation from certain proxy advisory services and that the modifications would greatly reduce the effectiveness of the Rights Plan. The Board also noted that we would incur additional expenses if we were to submit the Rights Plan to shareholders.

After considering these and other factors, and in the exercise of its business judgment and fiduciary duty, the Board concluded that it should not modify the Rights Plan in an effort to make it more palatable to certain proxy advisory services, or submit the Rights Plan for shareholder ratification, since it believes that the Rights Plan in its current form is in the best interests of us and our shareholders. The Nominating and Governance Committee and the full Board re-visit this issue annually. Most recently, in November 2011 both the Nominating and Governance Committee and the Board concluded that the maintenance of the Rights Plan continues to be in the best interests of our shareholders.

Shareholder Recommendations and Nominations

The Nominating and Governance Committee Charter provides that the Committee will review the qualifications of any director candidates that have been properly recommended to the Committee by shareholders. Shareholders should submit any such recommendations in writing c/o Insteel Industries, Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030, Attention: James F. Petelle, Vice President and Secretary. In addition, in accordance with our bylaws, any shareholder entitled to vote for the election of directors at the applicable meeting of shareholders may nominate persons for election to the Board if such shareholder complies with the notice procedures set forth in the bylaws and summarized in “Shareholder Proposals for the 2013 Annual Meeting” below.

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Process for Identifying and Evaluating Director Candidates

Pursuant to its charter and our Board Governance Guidelines, the Nominating and Governance Committee is responsible for developing and recommending to the Board criteria for identifying and evaluating candidates to serve as directors. These criteria include standards for assessing independence; business and management experience; familiarity with our business, customers and suppliers; consideration of the diverse talents, backgrounds and perspectives of each candidate and the composition of the Board as a whole; integrity; leadership; ability to exercise sound judgment; other company board relationships and existing time commitments; and relevant regulatory and NASDAQ membership requirements for the Board and its committees. A candidate’s qualifications are evaluated based on these criteria when being considered for nomination or re-nomination to the Board for election at our annual meeting or to fill vacated or newly created positions on the Board. We do not have a formal policy on Board diversity as it relates to race, gender or national origin. The Nominating and Governance Committee periodically assesses whether the number of directors on our Board is appropriate and whether any vacancies are anticipated due to retirement or other reasons.

The Committee works with the Chairman of the Board to identify and recruit qualified director candidates in accordance with the director qualifications set forth in our Board Governance Guidelines, and also may retain a third party search firm to assist in the identification of possible candidates for election to the Board. In addition, the Committee will consider any director candidates that have been properly recommended to the Committee by our shareholders or directors. Upon the recommendation of the Committee, the Board evaluates each director candidate based upon the totality of the merits of each candidate and not based on minimum qualifications or attributes. When considering a director candidate standing for re-election, in addition to the above criteria, the Board will also consider that individual’s past contribution and future commitment to us. Upon completion of discussions by the full Board regarding the candidates recommended by the Committee, the Board determines, as applicable, whether to (i) approve and recommend one or more candidates to the shareholders for election at our annual meeting, or (ii) elect one or more candidates to fill vacated or newly created positions on the Board.

Communications with the Board of Directors

The Board has approved a process for shareholders to send communications to the Board. Shareholders can send communications to the Board and, if applicable, to any of its committees or to specified individual directors in writing c/o Insteel Industries, Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030, Attention: James F. Petelle, Vice President and Secretary.

We screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors.

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VOTING SECURITIES

On the record date, to our knowledge, no one other than the shareholders listed below beneficially owned more than 5% of the outstanding shares of our common stock. For information regarding ownership of our common stock by our officers and directors, please see the “Security Ownership” table on page 42 of this proxy statement.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
FMR LLC and Edward C. Johnson 3d(1) 82 Devonshire Street Boston, Massachusetts 02109	1,454,400	8.3%
BlackRock, Inc. and affiliates(2) 40 East 52nd Street New York, New York 10022	1,167,012	6.6%
H.O. Woltz III (3) 1373 Boggs Drive Mount Airy, NC 27030	1,032,951	5.9%
T. Rowe Price Associates, Inc. and T. Rowe Price Small-Cap Value Fund, Inc.(4) 100 E. Pratt Street Baltimore, Maryland 21202	926,900	5.2%

(1) Based upon information set forth in a Schedule 13G filed with the SEC by FMR LLC and Edward C. Johnson 3d (“Johnson”)on February 14, 2011 reporting sole power to dispose or to direct the disposition of all such shares. Fidelity Management & Research Company (“FMRC”), a wholly owned subsidiary of FMR LLC, is the beneficial owner of all such shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund (the “Fund”), amounted to 1,454,400 shares. Johnson and FMR, LLC, through its control of FMRC, and the Fund each has sole power to dispose of the shares owned by the Fund.

(2) Based upon information set forth in a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 4, 2011 reporting sole power to vote or direct the vote of and dispose or direct the disposition of all such shares.

(3) Includes 8,513 shares held in the estate of Howard Woltz, Jr., for which H.O. Woltz III serves as co-executor and 589,010 shares held in various trusts for which Mr. Woltz III serves as co-trustee. Mr. Woltz III shares voting and investment power for all shares held in the estate and in trust.

(4) Based upon information set forth in a Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. (“Price Associates”) and T. Rowe Price Small-Cap Value Fund, Inc. (“Price Fund”) on February 10, 2011 reporting sole power of Price Associates to vote or direct the vote of 6,900 shares and dispose or direct the disposition of 926,900 shares, and sole power of Price Fund to vote or direct the vote of 920,000 shares.

ITEM NUMBER ONE:  ELECTION OF DIRECTORS

Introduction

Our bylaws, as last amended February 8, 2011, provide that the number of directors, as determined from time to time by the Board, shall be not less than six nor more than 10, with the precise number to be determined from time to time by resolution of the Board. The Board has most recently fixed the number of directors at seven. The bylaws further provide that directors shall be divided into three classes serving staggered three-year terms, with each class to be as nearly equal in number as possible.

The Board has nominated each of the persons named below to serve a three-year term expiring at the 2015 Annual Meeting of Shareholders or until their successors are elected and qualify. All of the nominees presently serve as our directors. The remaining four directors will continue in office as indicated. It is not contemplated that any of the nominees will be unable or unwilling for good cause to serve; but, if that should occur, it is the intention of the agents named in the proxy to vote for election of such other person or persons to serve as a director as the Board may recommend. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the expiration of such director’s term.

Vote Required

The nominees for director will be elected by plurality of the votes cast at the meeting at which a quorum representing a majority of all outstanding Shares is present and voting, either by proxy or in person. This means that the three nominees receiving the highest number of votes “FOR” will be elected as directors.

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Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of each of the following three nominees to serve until the 2015 Annual Meeting. If you do not cast a vote with respect to a particular nominee on your proxy card, your vote will not count as either “for” or “withheld from” such nominee.

Information Regarding Nominees, Continuing Directors and Executive Officers

We have set forth below certain information regarding our nominees for director, our continuing directors and our executive officers. The age shown for each is his age on December 19, 2011, our record date.

Nominees to serve until the 2015 Annual Meeting

H. O. Woltz III, 55, was elected Chief Executive Officer in 1991 and has been employed by us and our subsidiaries in various capacities since 1978. He was named President and Chief Operating Officer in 1989 and was named Chairman of the Board in February 2009. He served as our Vice President from 1988 to 1989 and as President of Rappahannock Wire Company, formerly a subsidiary of our Company, from 1981 to 1989. Mr. Woltz III has been a director since 1986 and also serves as President of Insteel Wire Products Company. Mr. Woltz III served as President of Florida Wire and Cable, Inc. until its merger with Insteel Wire Products Company in 2002. Mr. Woltz III currently serves as our Chairman, President and CEO. He has been an officer of the Company for over 30 years and President for over 20 years. Our Board determined that he should be nominated to serve as a director because he has an intimate knowledge of our products, manufacturing processes, customers and markets, and draws on that knowledge to provide the Board with detailed analysis and insight regarding the Company’s performance as well as extensive knowledge of our industry. Committee Membership: Executive Committee.

Charles B. Newsome, 74, has been a director since 1982. He is Executive Vice President of Johnson Concrete Company and general manager of its affiliate, Carolina Stalite Company. Mr. Newsome has been affiliated with Johnson Concrete Company and Carolina Stalite Company for more than 25 years. Mr. Newsome has been a senior executive of Johnson Concrete Company for over 25 years. Concrete product manufacturers are among our key customers, and our Board determined that Mr. Newsome should be nominated to serve as a director because he provides critical knowledge of that industry to our Board, as well as the experience acquired as senior executive for a substantial company in that industry for many years. Mr. Newsome is our longest serving independent director. Committee Memberships: Executive Compensation Committee and Nominating and Governance Committee.

Duncan S. Gage, 62, has been a director since May 2011. Mr. Gage has been President and Chief Executive Officer of Giant Cement Holding Inc., a producer of cement, concrete and aggregate for various construction markets, since 2009. He also serves as President and CEO of various subsidiaries of Giant Cement Holding Inc. He was President of the Eastern U.S. Construction Materials Division of Rinker Materials Corporation, a producer of concrete pipe and block, from 2006 to 2007, and President of Rinker’s Concrete Pipe Division from 2002 to 2006. Prior to 2002, Mr. Gage held a number of senior executive positions with Lafarge Group, a Paris, France-based manufacturer of cement and construction materials. Our Board determined that Mr. Gage should be nominated to serve as a director due to his extensive experience, including as a CEO, in the cement and construction materials industries, as well as his experience managing both domestic and international organizations. Committee Membership: Audit Committee.

Directors with terms expiring at the 2013 Annual Meeting

C. Richard Vaughn, 72, a director since 1991, has been employed since 1967 by John S. Clark Company, LLC, a general building contracting company. Mr. Vaughn served as Vice President of John S. Clark from 1967 to 1970,as President from 1970 to 1988 and as Chairman of the Board and CEO from 1988 to 2010. He also is Chairman of the Board of Riverside Building Supply, Inc. Our Board determined that he should continue to serve as a director because Mr. Vaughn brings to the Board many years of experience in commercial construction, along with his experience as CEO of a substantial company in that industry. He has been our lead independent director since February 2007. Committee Memberships: Executive Compensation Committee, Nominating and Governance Committee and Executive Committee.

Louis E. Hannen, 73, a director since 1995, served in various capacities with Wheat, First Securities, Inc., from 1975 until his retirement as Senior Vice President in 1993. He occasionally served as an independent investment advisor and consultant from 1993 to 2010. Mr. Hannen had 30 years of experience in the securities analysis and research field, starting with the SEC in 1963. Mr. Hannen then worked for Craigie and Company from 1965 to 1970 and Legg Mason Wood Walker, Inc. from 1970 to 1975 before joining Wheat, First Securities. Our Board determined that he should continue to serve as a director because he brings extensive investment banking and financial expertise to our Board, as well as experience with the SEC. Mr. Hannen served as our first lead independent director. Committee Memberships: Audit Committee and Executive Compensation Committee.

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Directors with terms expiring at the 2014 Annual Meeting

Gary L. Pechota, 62, has been a director since 1998. Since 2007, Mr. Pechota has been the majority owner, President and CEO of DT-Trak Consulting, Inc., a company which provides medical coding and other revenue enhancement services to medical facilities. From 2005 to 2007 Mr. Pechota was a private investor after having served as Chief of Staff of the National Indian Gaming Commission from 2003 to 2005. He was a private investor and consultant from 2001 to 2003. Prior to that, Mr. Pechota served as the CEO and Chairman of the Board of Giant Cement Holding Inc. from its inception in 1994 until 2001; was CEO of Giant Cement Company, a subsidiary of Giant Cement Holding Inc., from 1993 to 2001; and CEO of Keystone Cement Company from 1992 to 2001. Prior to joining Keystone, Mr. Pechota served as President and CEO of South Dakota Cement from 1982 to 1992. Mr. Pechota is also a director of Black Hills Corporation and Texas Industries, Inc., both of which are publicly-held companies. Our Board determined that Mr. Pechota should continue to serve as a director due to his considerable experience, including as a CEO, in the cement industry which, like ours, is closely correlated with the construction industry. Mr. Pechota also contributes his experience as a director of two other publicly-held companies, and currently chairs our Nominating and Governance Committee. Committee Memberships: Audit Committee and Nominating and Governance Committee.

W. Allen Rogers, 65, has been a director since 1986, except for a period of time during 1997 and 1998. Mr. Rogers is a Principal of Ewing Capital Partners, LLC, an investment banking firm founded in 2003. From 2002 to 2003 he was a Senior Vice President of Intrepid Capital Corporation, an investment banking and asset management firm. From 1998 until 2002, Mr. Rogers was President of Rogers & Company, Inc., a private investment banking boutique. From 1995 through 1997, Mr. Rogers served as a Managing Director of KPMG BayMark Capital LLC, and the investment banking practice of KPMG. Mr. Rogers served as Senior Vice President-Investment Banking of Interstate/Johnson Lane Corporation from 1986 to 1995 and as a member of that firm’s Board of Directors from 1990 to 1995. Our Board determined that Mr. Rogers should continue to serve as a director due to his expertise in public capital markets, investment banking and finance, some of which is attributable to his participation as an investment banker in our initial public offering. He also has chaired our Audit Committee since February 2009. Committee Memberships: Audit Committee, Nominating and Governance Committee and Executive Committee.

Executive Officers Who Are Not Continuing Directors or Nominees

In addition to Mr. Woltz III, the executive officers listed below were appointed by the Board of Directors to the offices indicated for a term that will expire at the next Annual Meeting of the Board of Directors or until their successors are elected and qualify. The next meeting at which officers will be appointed is scheduled for February 21, 2012, at which each of our executive officers is expected to be reappointed.

Michael C. Gazmarian, 52, joined us in 1994 as Treasurer and Chief Financial Officer. In February 2007, he was elected Vice President, Chief Financial Officer and Treasurer. Before joining us, Mr. Gazmarian had been employed by Guardian Industries Corp., a privately-held manufacturer of glass, automotive and building products, since 1986, serving in various financial capacities.

James F. Petelle, 61, joined us in October 2006. He was elected Vice President and Assistant Secretary on November 14, 2006 and Vice President - Administration and Secretary on January 12, 2007. Previously he was employed by Andrew Corporation, a publicly-held manufacturer of telecommunications infrastructure equipment, having served as Secretary from 1990 to May 2006, and Vice President – Law from 2000 to October 2006.

Richard T. Wagner, 52, joined us in 1992 and has served as Vice President and General Manager of the Concrete Reinforcing Products Business Unit of the Company’s subsidiary, Insteel Wire Products Company, since 1998. In February 2007, Mr. Wagner was appointed Vice President of the parent company, Insteel Industries, Inc. Prior to 1992, Mr. Wagner served in various positions with Florida Wire and Cable, Inc., a manufacturer of PC strand and galvanized strand products, since 1977.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

I.  Executive Summary

Insteel operates in an industry that is both highly competitive and cyclical. We manufacture and market steel wire reinforcing products that are sold primarily to manufacturers of concrete products used in nonresidential construction applications. Demand for our products has remained at severely depressed levels since fiscal 2008, which has unfavorably impacted our financial results. Fiscal 2011 was another challenging year due to the continued weakness in the nonresidential construction sector. Despite the ongoing recessionary conditions in our markets, the Company has achieved improved operating efficiencies and costs and effectively managed its assets to maintain a strong balance sheet with considerable financial flexibility. As a result, we were ideally positioned to complete the acquisition of our largest competitor, Ivy Steel and Wire, Inc. (“Ivy”) during fiscal 2011, which significantly strengthens our competitive position and enhances our future earnings potential.

The Company did not achieve its performance goals for fiscal 2011, which was directly reflected in its executive officer compensation for fiscal 2011 as follows:

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Base salaries were not increased until the end of fiscal 2011. With one exception (in fiscal 2008), base salaries previously had not been increased since fiscal 2007.

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Short-term incentive awards were not earned or paid for the third consecutive year.

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Long-term incentive grant values for executive officers remained at the same levels that were established in fiscal 2007, and realizable values are currently below grant values given the decline in our stock price since the awards were granted.

Accordingly, we continue to believe that our executive officer compensation program creates strong alignment between the Company’s performance and executive rewards.

Near the end of fiscal 2011, the Executive Compensation Committee (the “Committee”) approved the following changes to executive officer compensation opportunities:

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Base salaries were modestly increased to reflect the increased size and complexity of managing Insteel following the Ivy acquisition, and to position base salaries closer to the 50th percentile market level (as reported by the Committee’s independent consultant).

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Target short-term incentive opportunities were modestly increased for fiscal 2012 to further align pay and performance based on the achievement of our target performance level (i.e., no increase if the Company does not at least achieve its minimum performance threshold).

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Long-term incentive grant values were unchanged for fiscal 2012, except for one executive officer who received an increase in his grant value to recognize his expanding role and to improve the market competitiveness of his total compensation opportunity.

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Minimum stock ownership guidelines were adopted for executive officers and outside directors to further align their interests with the interests of our shareholders.

These changes were all made within the context of our overall governance structure for executive compensation, which includes the following elements:

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A Committee comprised solely of independent directors.

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An independent compensation consultant that reports to and is directed by the Committee, and that provides no other services to the Company.

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A clawback policy in the event of a financial restatement.

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Change in control payments that are contingent upon a qualifying transaction and a qualifying termination of employment (commonly referred to as a “Double Trigger”).

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No tax gross-ups of any kind, including for any excise taxes in conjunction with payments that are contingent upon a change in control.

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No significant perquisites.

The Company is also currently seeking shareholder approval of an additional 900,000 shares (only 350,000 of which may be used for “full-value grants”) under the Company’s 2005 Plan. These shares are needed in order to continue providing competitive and effective performance and retention incentives to key employees that serve to align their interests with those of the Company’s shareholders. On November 8, 2011, the Board unanimously approved the increase in shares under the 2005 Plan, subject to shareholder approval at the Annual Meeting.

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we held an advisory vote on the compensation of our executive officers (the “Say on Pay Vote”) at our 2011 annual shareholders meeting. The Committee and the Board were gratified that, at the 2011 annual meeting, 80.6% of the shareholders who voted on our Say on Pay proposal voted in favor of it. The Committee and Board were especially pleased with this result because it was achieved in spite of the fact that an influential proxy advisor recommended a vote against our Say on Pay proposal, apparently due at least in part to errors in that advisor’s analysis (see pp. 32-33). Accordingly, the Committee did not implement changes in our executive officer compensation program as a result of last year’s Say on Pay Vote.

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II.  Overall Objectives

The Committee believes that the success of the Company requires experienced leadership that fully understands the realities of Insteel’s challenging business environment and has demonstrated superior business judgment as well as the ability to successfully manage and operate the business. The Committee’s goal in developing its executive compensation system has been to attract, motivate and retain executives who will be successful in this environment and thus enhance the value of the business for our shareholders.

The Company is committed to “pay for performance” at all levels of the organization and accordingly a substantial proportion of each executive officer’s total compensation is variable, meaning the executive officer’s total compensation will be determined based upon the Company’s performance. The Committee does not currently have a fixed formula to determine the percentage of pay that should be variable, but reviews annually the mix between base salary and variable compensation to help ensure that its goal of paying for performance will be achieved.

The Committee also believes it is critically important to retain executive officers who have demonstrated their value to the Company. Accordingly, several elements of our compensation system are intended to provide strong incentives for executive officers to remain employed by us. For example, we provide a non-qualified supplemental retirement benefit to executive officers that requires a minimum of 10 years of service before any benefit is paid, and 30 years of service to earn the full benefit provided (50% of base salary per year for 15 years following retirement).

The Committee has developed its executive compensation system with the assistance of an independent consultant. The consultant reports directly to the Committee and takes direction from the Committee regarding the scope of services it is to provide. The consultant currently retained by the Committee is Pearl Meyer. Pearl Meyer performed executive compensation services for the Committee during fiscal 2011, the results of which are described below. Consistent with the Committee’s policy that its independent consultant shall not perform services for the Company other than the services it provides to the Committee, Pearl Meyer did not perform any other services for Insteel during fiscal 2011. The Committee is responsible for establishing the CEO’s compensation, and it reviews and approves recommendations from the CEO regarding the compensation of other executive officers. The Committee regularly meets in executive session without members of management present, and may consult with its consultant as necessary during its deliberations.

Following are the features of the compensation system that support the attainment of the Committee’s fundamental objectives:

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Attract, motivate and retain key executives by providing total compensation opportunities competitive with those provided to executives employed by companies of a similar size and/or operating in similar industries.

In formulating our approach to total compensation each year, the Committee requires its consultant, if one is retained, to provide peer group data to benchmark our compensation system against systems of other companies in similar industries, as well as against systems of comparably-sized companies in other industries. The objective of our benchmarking process is to provide total compensation opportunities to our executive officers that are near the median of our peer group. Although comparisons to compensation levels in other companies are considered helpful in assessing the overall competitiveness of our compensation practices, the Committee does not feel the need to adhere precisely to the mathematical median, and it places a relatively greater emphasis on overall compensation opportunities rather than on setting each element of compensation at or near the median for that element.

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Tightly link performance-based compensation to corporate performance.

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Annual Incentive. As a public company, our goal is to create shareholder value. To motivate our executive officers to align their interests with those of our shareholders, we provide annual incentives which are designed to reward our executive officers for the attainment of short-term goals, and long-term incentives which are designed to reward them for increases in our shareholder value over time. The annual incentive for senior executive officers is based entirely on the Company’s return on capital, which is a measure that incorporates both the generation of earnings and the management of the Company’s balance sheet and is closely correlated with long-term shareholder returns.

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Long-Term Incentives. At this time, our long-term incentives are entirely equity-based, comprised of 50% restricted stock units (“RSUs”) and 50% options to purchase our common stock. Use of these equity-based incentives ensures that their value is directly linked to changes in the price of our common stock. Our long-term incentive program currently does not include a cash component.

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Encourage long-term commitment to the Company.

We believe that the value provided by employees increases over time as they become increasingly knowledgeable about our industry, customers and competitors, as well as our business processes, people and culture. We believe that providing incentives for executive officers to remain with the Company will enhance the long-term value of the Company. Accordingly, we include programs such as Retirement Security Agreements and Change-in-Control Severance Agreements as components of our executive compensation system to provide such incentives. The full benefit under our Retirement Security Agreements is not achieved until our executive officer is employed by us for 30 years and the minimum benefit under these agreements requires 10 years of service.

III.  2011 Compensation Decisions

During most of fiscal 2011, the compensation of our executive officers remained at the same level as in fiscal years 2009 and 2010. In April 2011, the Committee engaged Pearl Meyer to analyze our compensation programs and advise the Committee regarding potential changes. The Committee does not necessarily engage Pearl Meyer to perform such reviews annually, and has recently done so on a bi-annual basis. The Committee instructed Pearl Meyer to include the following primary elements in its review:

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Target pay opportunity vs. market pay opportunity

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Actual pay delivered vs. company performance

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Short-term and long-term incentive plan designs vs. peers

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Company aggregate equity plan dilution and annual grant rates vs. peers

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Whether overall compensation is adequately performance-based.

The basis for competitive pay assessments included both proxy-reported data from a custom compensation peer group and survey-reported data from various reputable and relevant compensation surveys. The use of peer group and survey data (from multiple surveys) was intended to balance the industry precision but limited sample-size of the peer group data with the less precise industry categories but vastly larger sample size of the survey data.

With direction and input from the Committee, Pearl Meyer included the following companies in its peer group analysis:

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Quanex Building Products Corporation

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Gibraltar Industries, Inc.

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Headwaters Incorporated

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Texas Industries, Inc.

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Simpson Manufacturing Co., Inc.

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Eagle Materials Inc.

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U.S. Concrete, Inc.

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Northwest Pipe Company

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Keystone Consolidated Industries, Inc.

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Trex Company, Inc.

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Schuff International, Inc.

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PGT, Inc.

These companies were selected because they were judged to operate in similar industry segments and face similar operating environments and leadership requirements. Companies were secondarily screened for size and profitability to eliminate significant outliers. The resulting peer group had a relatively wide distribution of size and profitability but a reasonably high degree of comparability from an industry and operating environment standpoint.

The key findings from Pearl Meyer’s review included the following:

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In aggregate, target total compensation opportunities for the Company’s executive officers were positioned between the 25th and 50th percentile.

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In aggregate, actual total cash compensation paid to executive officers for fiscal 2010 was significantly below the 25th percentile, whereas the Company’s relative operating and financial performance was near the 50th percentile.

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The short-term incentive plan was somewhat unique in its sole use of return on capital, but was generally more performance-based than the plans of the peer group companies.

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The long-term incentive plan design was somewhat unique in the absence of performance-contingent vesting, and was generally somewhat less performance-based than the plans of the peer group companies.

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Aggregate equity plan dilution and annual grant rates for the Company were below the 50th percentile.

The Committee reviewed, discussed, and considered these findings, along with the following additional considerations:

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The current condition of the industry;

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The recent performance of the Company;

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The performance of individual executive officers;

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Any unique skills, abilities, knowledge of each executive officer;

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Prior year cash and equity-based compensation;

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The outlook for the industry and for the Company; and

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Recommendations from the CEO for the executive officers other than himself.

Following its review of the Pearl Meyer study and consideration of the above factors, the Committee agreed with the recommendation to maintain the overall structure of its existing compensation program. However, the Committee determined to make the specific changes set forth below. The base salary adjustments were effective August 22, 2011 with the result that they were in place for the last three pay periods of fiscal 2011. The other changes are effective for fiscal 2012.

Base Salary Changes

Executive Officer	Prior Base Salary Rate	New Base Salary Rate
H.O. Woltz III	$430,000	$477,000
Michael C. Gazmarian	$250,000	$280,000
Richard T. Wagner	$220,000	$260,000
James F. Petelle	$160,000	$170,000

Target Annual Incentives

The target annual incentive under our ROCICP was increased from 50% of base salary to 60% of base salary for each of our executive officers.

Long-Term Incentives

The target value of long-term incentives granted to Mr. Petelle was increased from $110,000 to $150,000, effective in fiscal 2012. The target value of long-term incentives granted annually to Mr. Woltz III remains at $600,000 and to Messrs. Gazmarian and Wagner remains at $275,000.

Stock Ownership Guidelines

The Committee adopted stock ownership guidelines that apply to our executive officers and independent directors effective August 19, 2011. Under the guidelines, the CEO is expected to own Company stock valued at three times his annual salary, while our other executive officers are expected to own stock valued at one-and-one-half times their annual salary. Our independent directors are expected to own Company stock valued at three times their current annual cash retainer. Current directors and executive officers have five years to comply with the guidelines from the date of adoption and directors and executive officers who become subject to the guidelines in the future would have five years to comply from the date upon which they become covered under the guidelines.

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IV.  Elements of Compensation

Our executive compensation system is comprised of base salary; our Return on Capital Incentive Compensation Plan (“ROCICP”) which provides for annual incentive payments; long-term incentives (currently consisting of RSUs and stock options); a supplemental retirement plan provided through Retirement Security Agreements with each executive officer; Change-in-Control Severance Agreements and (in the case of our CEO and CFO) Severance Agreements, each of which specifies payments and benefits upon, respectively, a change in control and involuntary termination; and certain other benefits such as medical, life and disability insurance and participation in the Company’s 401(k) retirement savings plan. We do not provide significant perquisites to executive officers.

A brief description of each element of our executive compensation system, as well as the objective of each element, is set forth below.

Compensation Element	Description	Objective
Base Salary	Fixed cash compensation.

Provide basic level of income security.

Compensate executive officers for fulfilling basic job responsibilities.

Provide base pay commensurate with median salaries of peer group.

Attract and retain key executive officers.

ROCICP Annual Incentive Program	Variable cash compensation paid pursuant to a plan in which all of our sales and administrative employees participate.

Align executive compensation with shareholder interests because payment of the incentive is based on return on capital, a metric closely correlated with the creation of shareholder value.

Reward executive officers based on actual returns generated relative to the Company’s weighted average cost of capital.

Long-Term Incentives	Variable compensation granted 50% as RSUs (vesting after three years) and 50% as stock options (vesting one-third each year for three years).

Further align executive compensation with shareholder interests by linking the value of these incentives to changes in the Company’s common stock price.

Aid in retention and encourage long-term commitment to the Company.

Supplemental Retirement Plan (Retirement Security Agreement)	Non-qualified retirement plan providing additional income to executive officers for 15 years following retirement.	Aid in retention and encourage long-term commitment to the Company. Compensate for federal limits on qualified retirement plans.
Severance/Change-in-Control Severance (“CIC”) Agreements

Our CEO and CFO have severance agreements that specify payments to them in the event of involuntary termination. All executive officers have CIC agreements specifying their rights related to termination of employment following a change in control of the Company.

Encourage long-term commitment to the Company. Focus executives on shareholder interests. Provide transition assistance in the event of job loss.
Other Benefits	Medical, life and disability insurance; 401(k) savings plan.	Provide insurance and basic retirement benefits of the same nature that other Company employees receive.

The discussion below provides more detailed information regarding the elements of our compensation program for executive officers.

Base Salaries

Base salaries are established by the Committee and reviewed annually. The Committee does not necessarily adjust salaries annually and did not adjust them in either fiscal 2009 or 2010 in view of the deterioration in the Company’s financial results following the onset of recessionary conditions in its markets. In August 2011, the Committee made the changes in base salary that are described above. In establishing and adjusting base salaries, the Committee considers the following factors:

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The executive’s performance;

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The executive’s responsibilities;

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The strategic importance of the position;

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Competitive market compensation information;

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Skills, experience and the amount of time the executive has served in the position; and

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The Company’s recent performance and current business outlook.

Prior to the onset of the global financial crisis, the Committee’s goal had been to establish base salaries between the 25th and 50th percentile of the peer group. As noted above, however, the Committee did not provide salary increases to our executive officers during fiscal 2009 and 2010, and made only one salary adjustment during fiscal 2008.

Annual Incentive

The annual incentive compensation of our executive officers is based on the Company’s financial performance pursuant to the terms of our ROCICP. This plan also applies to all of our sales and administrative employees, with target annual incentive payments ranging from 10% to 50% of annual base salary during fiscal 2011, and payments capped at twice the target incentive level. The target annual incentive payments for executive officers of the Company during fiscal 2011 were 50% of the executive officer’s annual base salary. As noted above, the target annual incentive for our executive officers has been increased to 60% of their annual base salary for fiscal 2012. Based on peer group information, the Committee believes our annual incentive opportunity for executive officers at maximum award levels is somewhat greater than the median for peer group companies, which, when added to base salary levels, brings potential total cash compensation near the median for our peer group. The Committee believes this balance between base salaries and annual cash incentives is appropriate, in that our executive officers’ cash compensation will be near the median for our peer group only if our short-term goals are achieved, and will exceed the median in the event of superior performance during the fiscal year.

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For fiscal 2011, we calculated our weighted average cost of capital (“WACC”) for purposes of calculating incentive awards under the ROCICP to be 15% prior to the November 2011 acquisition of Ivy and 14.3% through the remainder of the year. This is a weighted average of (i) our after-tax interest rate for debt, and (ii) the after-tax return that we believe would be expected by a prudent investor in our stock (which our Committee set at 15%). Attaining a return equal to our WACC would have resulted in the payout of incentive compensation at the target bonus level. The performance level at which the maximum incentive payment would be earned was set at 20% of the beginning of the year invested capital (WACC + 5%) while the minimum threshold at which an incentive payment would be earned was set at 10% of the beginning of the year invested capital (WACC – 5%). In fiscal 2011, as in fiscal years 2010 and 2009, we did not make any annual incentive payments since our return on capital fell below the minimum threshold.

For fiscal 2012, the Committee determined that the WACC, for purposes of the ROCICP, should be reduced to 9.0% based on updated estimates of the Company’s cost of debt and equity and its capital structure.

The Committee continues to believe that return on invested capital is an appropriate metric for the annual incentive in that it is driven off both the generation of earnings and responsible management of Company assets, and is closely correlated with the creation of shareholder value. Since responsible management of Company assets is an integral component of the annual incentive calculation, the Committee believes use of this program inherently restrains excessive risk-taking on the part of management. The amounts earned annually under the ROCICP are established strictly by formula. The ROCICP does not provide for increasing or decreasing the annual incentive based on subjective factors.

During fiscal 2007, our Board of Directors amended the ROCICP to clarify that in the event of a material restatement of earnings, the Board has the right to recover payments previously made under the ROCICP, or to reduce future payments. In making a determination whether and from whom to recover previously paid awards, or to reduce future awards, the Committee will consider the amount of the restatement, the reason for the restatement, the role played by any executive officers in the actions and decisions leading to the restatement and any other factors the Committee deems relevant.

Long-Term Incentives

Our long-term incentives are currently entirely equity-based, consisting of 50% RSUs and 50% stock options. These incentives are granted under our 2005 Plan. The targeted amount of the awards was established by the Committee early in fiscal 2007 based on input from our independent consultant at that time, Mercer. The companies in the peer group that Mercer constructed at the time were the following:

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Universal Stainless &Alloy Products, Inc.

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NN, Inc.

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LB Foster Company

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Materion Corporation (f/k/a Brush Engineered Materials Inc.)

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NS Group, Inc.

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PW Eagle, Inc.

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Olympic Steel, Inc.

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Steel Technologies, Inc.

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Gibraltar Industries, Inc.

The targeted amount of the long-term incentive was established at approximately the median for executives in similar positions, in the peer group of companies developed by Mercer. The targeted value of the long-term incentives for each executive officer during fiscal 2011 was as follows: Mr. Woltz III: $600,000; Messrs. Gazmarian and Wagner: $275,000 each; Mr. Petelle: $110,000.

The RSUs and stock options are awarded in two equal tranches, with the first tranche effective on the date of the Company’s February annual shareholder meeting and the second tranche effective on the date that is six months after the annual shareholder meeting. These dates are typically about three weeks after release of our quarterly financial results. The Committee believes that providing these awards on predetermined dates that closely follow the reporting of our quarterly financial results is the most appropriate approach for our Company.

Prior to fiscal 2009, we awarded shares of restricted stock instead of RSUs. We decided to award RSUs rather than shares of restricted stock because RSUs are initially less dilutive since RSUs are not considered outstanding shares until the shares are issued after the RSUs vest (unlike shares of restricted stock), and also because RSUs mitigate certain tax consequences of an equity award granted to an individual who is eligible to retire under our 2005 Plan. We determined the number of shares of restricted stock to award in the same manner as we now determine how many RSUs to award, and the economic effect on the Company is substantially the same for each form of award.

The number of RSUs and the number of stock options to be awarded to each of our executive officers on each grant date is calculated based on the closing price on such date. For example, the target value of long-term incentives granted to Mr. Woltz III during fiscal 2011 was established by the Committee at $600,000. Accordingly, he received the awards of RSUs and stock options in the amounts shown below on the dates indicated. Since the value of each grant of options and RSUs is pre-determined by the Committee, and the awards occur on pre-established dates, management does not participate in the process of granting these options and RSUs.

Date	Type of Grant	No. of Units	Closing Price	Value on the Date of Grant	ASC Topic 718 Grant Date Value
2/8/11	RSUs	12,068	$12.43	$150,005	$150,005
2/8/11	Stock Options	25,597	$12.43	$149,998	$149,998
8/8/11	RSUs	13,993	$10.72	$150,004	$150,004
8/8/11	Stock Options	30,928	$10.72	$150,001	$150,001

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The value of each share of Company stock subject to a stock option was established with the assistance of a financial consultant retained by the Company to establish the value of our option grants for financial reporting purposes. We and the consultant use a Monte Carlo option valuation model to establish the value of our stock options. The value of each share of stock subject to a grant of option on February 8, 2011 was established at $5.86 per option share on that date, and at $4.85 per option share on August 8, 2011.Prior to fiscal 2008, we used a different option valuation method to determine how many option shares to grant to executive officers. We changed to the Monte Carlo valuation model in order to be consistent with the valuation method that we use for financial reporting purposes.

Prior to fiscal 2008, dividends on restricted shares were reinvested, and additional shares added as a result of reinvestment were vested and paid on the same schedule as the related restricted shares. Beginning in fiscal 2008, dividends on restricted shares have been paid in cash. We made this change to eliminate the administrative burden associated with issuing relatively small amounts of additional restricted shares in connection with payment of our quarterly dividend.

Retirement Benefits

Our executive officers each participate in the 401(k) “defined contribution” plan that is available to substantially all Company employees. Under this plan the Company will match 100% of salary deferrals up to the first 1% of the participant’s eligible compensation, and 50% of the next 5% of eligible compensation. However, IRS regulations place significant limits on the ability of our executive officers to defer the same portion of their compensation as other participants. To help compensate for these limits, but in a manner that provides significant incentives for executives to remain employed by the Company, the Committee has established supplemental retirement plans through retirement security agreements (each, an “SRP”) in which certain Company executives, including all its executive officers, participate. An executive officer is eligible for the full benefit under the respective SRP if he remains employed by us for a period of at least 30 years. In that case, we will pay the executive officer, during the 15-year period following the later of (i) retirement, or (ii) reaching age 65, a supplemental retirement benefit equal to 50% of the executive officer’s average annual base salary for the five consecutive years in which he received the highest base salary in the 10 years preceding retirement.

An executive officer may receive reduced benefits under the SRP if he retires prior to completing 30 years of service, so long as the executive has reached at least age 55 and has completed at least 10 years of service. If the executive officer does not complete 10 years of service, no benefit is paid under the SRP. If he completes at least 10 years, but less than 30, the amount of the benefit will be reduced by 1/360th for each month short of 360 months that he was employed by us.

Under the SRP, we also provide for pre-retirement disability and death benefits. The disability benefit is payable to an executive officer if, due to disability, his employment terminates before reaching age 65 or completing 30 years of service. In this event, we would pay him, during the 10-year period following the date of disability, a supplemental retirement benefit that, when added to the benefits received (if any) by the executive officer under our long-term disability insurance plan for employees, is equal to 100% of the executive officer’s highest average annual base salary for five consecutive years in the 10-year period preceding the date on which his disability occurred. If the long-term disability insurance payments end prior to the end of the 10-year period, the pre-retirement disability benefit will continue for the remainder of the 10-year period in an amount equal to 50% of his highest average annual base salary for five consecutive years in the 10-year period preceding the date on which his disability occurred.

The death benefit is payable in the event that the executive officer dies while employed by us. In this event, we will pay to the executive officer’s beneficiary, for a term of 10 years following his death, a supplemental death benefit in an amount equal to 50% of his highest average annual base salary for five consecutive years in the 10-year period preceding the date of his death.

Change-in-Control Severance Agreements

We have entered into change-in-control severance agreements with each of our executive officers. These agreements specify the terms of separation in the event that termination of employment occurs following a change in control. The initial term of each agreement is two years and the agreements provide for subsequent automatic one-year renewal terms unless we or the executive officer provides notice of termination. The agreements do not provide assurances of continued employment, nor do they specify the terms of an executive officer’s termination should the termination occur in the absence of a change in control.

The Committee first provided change-in-control severance agreements to our executive officers in May 2003 because it believed that such agreements should be provided to individuals serving in executive positions that can materially affect the consummation of a change-in-control transaction and are likely to be materially affected by a change in control.

These agreements are consistent with the Committee’s overall objective of aligning the interests of executive officers and shareholders in that they provide protection to the executive officers in the event of job loss following a transaction. Absent this protection, the executive may be distracted by personal uncertainties and risks in the event of a proposed transaction or may not vigorously pursue certain transactions that would benefit shareholders due to potential negative personal consequences.

Under the terms of these agreements, in the event of termination within two years of a change of control, Messrs. Woltz III and Gazmarian would receive severance benefits equal to two times base salary, plus two times the average bonus for the prior three years and the continuation of health and welfare benefits (including payment of premiums for “COBRA” coverage) for two years following termination. Messrs. Wagner and Petelle would receive severance benefits equal to one times base salary, plus one times the average bonus for the prior three years and the continuation of health and welfare benefits (including payment of premiums for “COBRA” coverage) for one year following termination. In addition, all stock options, restricted stock awards and RSUs outstanding immediately prior to termination would vest and, in the case of options, become exercisable for the remainder of the term provided for in the original agreement relating to each grant of options. Finally, we would pay up to $15,000 for outplacement services for Messrs. Woltz III, Gazmarian, Wagner and Petelle.

The terms of the change-in-control severance agreements were based on prevailing practice at the time the agreements were entered into, as well as competitive pressures in securing and retaining the services of executive officers. The Committee determined to provide relatively greater change-in-control severance benefits for Mr. Woltz III, our CEO, and Mr. Gazmarian, our CFO, because it believed they would likely be most engaged in any negotiations leading to a transaction that would result in a change in control, and that they would be less likely to retain their positions following a change in control.

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Any termination benefits payable under a change-in-control severance agreement are subject to reduction if necessary to avoid the application of the “golden parachute” rules of Section 280G and the excise tax imposed under Section 4999 of the Internal Revenue Code. The agreements do not provide for a “gross up” of any payments to cover any tax liability that may be imposed on our executive officers.

Severance Agreements

We have entered into severance agreements with Mr. Woltz III and Mr. Gazmarian. The severance agreements provide certain termination benefits in the event that we terminate the employment of Mr. Woltz III or Mr. Gazmarian without cause (as defined in each severance agreement). Each severance agreement provides for automatic one-year renewal terms unless we or Mr. Woltz III or Mr. Gazmarian provide prior notice of termination.

We first entered into the severance agreements with Messrs. Woltz III and Gazmarian in December 2004. At that time, the Committee concluded that Messrs. Woltz III and Gazmarian, who were leading efforts to restructure the Company, required additional protection in the event that either of them lost his position under circumstances in which he would not be entitled to benefits under his change-in-control severance agreement.

Neither Mr. Woltz III nor Mr. Gazmarian would be entitled to termination benefits under a severance agreement (i) if his employment with us is terminated for cause, or (ii) if he is entitled to receive benefits under the change-in-control severance agreement described above.

Under the terms of the severance agreements, if Mr. Woltz III or Mr. Gazmarian were terminated without cause, each would receive a lump sum severance payment equal to one and one-half times his annual base salary, and the continuation of health and welfare benefits (including payments of premiums for “COBRA” coverage), for 18 months following termination. In addition, all stock options, restricted stock awards and RSUs outstanding immediately prior to termination would vest and, in the case of options, become exercisable for the remainder of the term provided for in the original agreement relating to each grant of options. Finally, we would pay up to $15,000 for outplacement services for Mr. Woltz III or Mr. Gazmarian. At the time these agreements were entered into, the Committee believed their terms were comparable to those provided to senior officers of similar public companies.

Any termination benefits payable under a severance agreement are subject to reduction if necessary to avoid the application of the “golden parachute” rules of Section 280G and the excise tax imposed under Section 4999 of the Internal Revenue Code.

The Committee periodically reviews the payments that could be received by executive officers pursuant to their respective severance and change-in-control severance agreements, but does not consider the amount of the potential benefits under these agreements when it establishes the elements of each executive officer’s ongoing compensation.

Broad-Based Employee Benefits

Our executive officers participate in employee benefit plans that are offered to all employees, such as health, life and disability insurance and our 401(k) retirement savings plan. Our salaried employees are entitled to designate a beneficiary who will receive a death benefit in the event of the employee’s death while he is employed by us. The amount of the death benefit is determined by the employee’s salary grade. The death benefit payable to beneficiaries of each of our executive officers is $500,000. We maintain “split dollar” life insurance policies on a broad group of employees, including each of our executive officers, to fund the payment of the death benefit. Proceeds of these policies are payable to us.

Our broad-based employee benefit programs are reviewed periodically to ensure that these programs are adequate based on competitive conditions as well as cost considerations.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year, although certain “performance-based” compensation is not subject to the deduction limit. We generally seek to maximize the deductibility for tax purposes of all elements of compensation.

The Committee periodically reviews applicable tax provisions, such as Section 162(m), and may revise compensation plans from time to time to maximize deductibility. In addition, although the Committee’s current intention is to ensure full deductibility of future compensation, it retains the flexibility to take actions it deems necessary to attract, motivate and retain executive officers who will help us achieve our business goals.

Executive Compensation Committee Report

The Executive Compensation Committee of the Company’s Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Company management. Based on this review and discussion, the Executive Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended October 1, 2011.

This Executive Compensation Committee report shall be deemed furnished in our Annual Report on Form 10-K for the year ended October 1, 2011, is otherwise not incorporated by reference into any of our previous filings with the SEC and is not to be deemed “soliciting material” or incorporated by reference into any of our future filings with the SEC, irrespective of any general statement included in any such filing that incorporates the Annual Report on Form 10-K referenced above or this proxy statement by reference, unless such filing explicitly incorporates this report.

Executive Compensation Committee

Charles B. Newsome (Chairman)

Louis E. Hannen

C. Richard Vaughn

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Summary Compensation Table

The following table and accompanying footnotes provide information regarding compensation of our Chief Executive Officer, Chief Financial Officer and our two other executive officers for the fiscal year ended October 1, 2011.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary[1] ($)	Stock Awards[2] ($)	Option Awards[2] ($)	Non-Equity Incentive Plan Compensation[3] ($)	Change in Pension Value And Nonqualified Deferred Compensation Earnings[4] ($)	All Other Compensation[5] ($)	Total ($)
H. O. Woltz III President and CEO	2011	435,423	300,009	299,999	-0-	183,810	26,122	1,245,363
	2010	430,000	300,000	300,003	-0-	120,030	23,700	1,173,733
	2009	438,269	300,003	300,003	-0-	335,510	43,935	1,417,720
Michael C. Gazmarian Vice President, CFO and Treasurer	2011	253,462	137,497	137,499	-0-	83,110	15,369	626,937
	2010	250,000	137,504	137,494	-0-	57,765	14,055	596,818
	2009	254,808	137,503	137,499	-0-	105,900	23,719	659,429
James F. Petelle Vice President - Administration and Secretary	2011	161,194	54,992	55,001	-0-	32,050	10,801	314,038
	2010	160,000	55,001	54,999	-0-	25,465	10,089	305,554
	2009	163,077	55,001	55,000	-0-	28,130	62,268	363,476
Richard T. Wagner Vice President - General Manager, Insteel Wire Products	2011	224,615	137,497	137,499	-0-	80,720	14,320	594,651
	2010	220,000	137,504	137,494	-0-	55,925	13,005	563,928
	2009	224,231	137,503	137,499	-0-	102,380	22,669	624,282

1. Fiscal 2009 consisted of 53 weeks while fiscal 2010 and 2011 each consisted of 52 weeks. The increases to base salary of the executive officers effective August 22, 2011 are discussed above in “Compensation Discussion & Analysis – 2011 Compensation Decisions.”

2. The amounts reported in these columns reflect the aggregate grant date fair value of stock and option awards granted during each fiscal year computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, excluding the effect of estimated forfeitures, and do not reflect the actual value, if any, that may be received by executive officers for their awards. Assumptions used in the calculation of these amounts for fiscal 2011 are set forth in Note 8 of our consolidated financial statements as reported in our Annual Report on Form 10-K for the year ended October1, 2011 filed with the SEC (the “2011 Form 10-K”). Dividends paid on restricted stock and dividend equivalents paid on RSUs are currently paid in cash and are reported in the “All Other Compensation” column.

3. The amounts to be reported in this column would be the annual cash incentive amounts accrued for that year under our ROCICP. No cash incentive amounts were earned under the ROCICP for fiscal 2011, 2010 or 2009.

4. Amounts reported for each fiscal year represent the increase in the present actuarial value during such fiscal year of the executive officer’s accumulated benefits under our Supplemental Retirement Plan determined using interest rate assumptions consistent with those set forth in Note 11 of our consolidated financial statements as reported in our 2011 Form 10-K. These amounts were calculated based on the following discount rate assumptions as of the end of each fiscal year: 2009, 5.50%; 2010, 5.25%; and 2011, 4.75%. If the discount rate assumption had not been changed during fiscal 2011, the amounts reported in this column for fiscal 2011 would have been as follows: Mr. Woltz, $69,520; Mr. Gazmarian, $45,090; Mr. Petelle, $25,960; and Mr. Wagner, $43,885. Executive officers may not be fully vested in the amounts reflected herein. We do not currently offer any program for deferring compensation and therefore there were no above-market earnings on deferrals that were required to be reported in this column.

5. Amounts shown for fiscal 2011 include (i) dividends paid on restricted shares and dividend equivalents paid on RSUs; (ii) the current dollar value attributed by the IRS to the death benefit program we provide to our executive officers; and (iii) the amount of matching funds paid into our Retirement Savings Plan on behalf of the executive officers. The following table shows the amount of each component described above.

Name	Dividends/Dividend Equivalents Paid on Restricted Shares and RSUs ($)	Death Benefit Value ($)	401(k) Matching Payments ($)
H. O. Woltz III	10,536	1,642	13,944
Michael C. Gazmarian	4,817	1,134	9,418
James F. Petelle	1,932	2,929	5,940
Richard T. Wagner	4,817	1,134	8,369

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Grants of Plan-Based Awards

The following table provides information regarding (1) annual incentive compensation payments to our executive officers under our ROCICP, and (2) the value of stock options and RSUs awarded to our executive officers during fiscal 2011 under our 2005 Plan. No annual incentives were earned under the ROCICP during fiscal 2011.

Beginning in fiscal 2006, our practice has been to grant equity awards (stock options and restricted stock and, beginning in fiscal 2009, RSUs) on two dates each fiscal year: the date of our annual shareholders’ meeting and the date that is six months after the shareholders’ meeting. Stock options have a 10-year term and vest in equal annual increments of one-third of the amount of each grant on the first, second and third anniversaries of the grant date. Options are priced at the closing price of our stock on the date of grant, as reported on NASDAQ. Beginning in fiscal 2009, we granted RSUs instead of shares of restricted stock. RSUs are settled in shares of our common stock at the end of three years. Our executive officers do not have the right to vote the shares represented by RSUs, and may not sell or transfer RSUs, or use them as collateral. We pay dividend equivalents in cash on outstanding RSUs.

Generally, stock options and RSUs are subject to forfeiture if an executive officer leaves our employ for reasons other than death, disability or retirement prior to vesting or lapse of restrictions. Pursuant to the Severance Agreements we have with Messrs. Woltz III and Gazmarian, vesting of stock options and RSUs will accelerate in connection with a termination without cause. For all of our executive officers, if employment with us terminates due to death, disability or retirement, or without cause in connection with a change in control pursuant to the terms of our Change-in-Control Severance Agreements, the vesting of stock options and RSUs will accelerate. See “Potential Payments Upon Termination or Change in Control.”

FISCAL 2011 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date[1]	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under-lying Options (#)[3]	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)[4]
		Threshold ($)	Target ($)	Maximum ($)
H. O. Woltz III	N/A		215,000	430,000
	2/8/11				12,068			150,005
	2/8/11					25,597	12.43	149,998
	8/8/11				13,993			150,005
	8/8/11					30,928	10.72	150,001
Michael C. Gazmarian	N/A		125,000	250,000
	2/8/11				5,531			68,750
	2/8/11					11,732	12.43	68,750
	8/8/11				6,413			68,747
	8/8/11					14,175	10.72	68,749
James F. Petelle	N/A		80,000	160,000
	2/8/11				2,212			27,495
	2/8/11					4,693	12.43	27,501
	8/8/11				2,565			27,497
	8/8/11					5,670	10.72	27,500
Richard T. Wagner	N/A		110,000	220,000
	2/8/11				5,531			68,750
	2/8/11					11,732	12.43	68,750
	8/8/11				6,413			68,747
	8/8/11					14,175	10.72	68,749

1. The options and RSUs granted on the dates shown in this column were granted under our 2005 Plan.

2. Our incentive award program, which we refer to as our Return on Capital Incentive Compensation Plan, or ROCICP, is considered a non-equity incentive plan and is discussed above under “Compensation Discussion and Analysis – Elements of Compensation.” There is no threshold amount payable under the program. The amounts shown in the “Target” column reflect each executive officer’s target bonus percentage of base salary set by the Executive Compensation Committee for fiscal 2011. The amounts shown in the “Maximum” column reflect the maximum amount payable to each executive officer under the program based on his target bonus percentage. No awards were paid to our executive officers under the ROCICP for fiscal 2011.

3. For each option, the exercise price per share is the closing price of our common stock on NASDAQ on the grant date.

4. Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The actual value an executive officer may receive depends on the market price of our stock, and there can therefore be no assurance that amounts reflected in this column will actually be realized.

Our equity-based compensatory awards for fiscal 2011 were issued pursuant to our 2005 Plan, which was previously approved by our shareholders. The maximum number of shares issuable under the 2005 Plan currently may not exceed 1,770,000 shares, and awards settled in cash and shares subject to awards that were forfeited, canceled, terminated, expire or lapse for any reason do not count against this limit. We are currently seeking approval of our shareholders to increase to 2,670,000 the maximum number of shares issuable under the 2005 Plan. Awards that may be granted under the 2005 Plan include incentive options and non-qualified options, restricted stock awards and RSUs, and performance awards. The number of shares reserved for issuance under the 2005 Plan and the terms of awards may be adjusted upon certain events affecting our capitalization. The 2005 Plan is administered by our Executive Compensation Committee. Subject to the terms of the 2005 Plan, the Executive Compensation Committee has authority to take any action with respect to the 2005 Plan, including selection of individuals to be granted awards, the types of awards and the number of shares of common stock subject to an award, and determination of the terms, conditions, restrictions and limitations of each award.

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Additional discussion regarding factors that may be helpful in understanding the information included in the Summary Compensation Table and Fiscal 2011 Grants of Plan-Based Awards table is included above under “Compensation Discussion and Analysis.”

Outstanding Equity Awards at Fiscal Year End 2011

The following table provides information regarding unexercised stock options, unvested stock awards and RSUs held by our executive officers as of October 1, 2011, the last day of our fiscal 2011. All values in the table are based on a market value of our common stock of $10.07, the closing price reported on NASDAQ on September 30, 2011, the last trading day during fiscal 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2011

Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable[1]	Number of Securities Underlying Unexercised Options (#) Unexercisable[1]	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[2]	Market Value of Shares or Units of Stock That Have Not Vested ($)
H. O. Woltz III	17,826	-0-	9.12	3/4/2015	91,210	918,485
	11,532	-0-	6.89	7/26/2015
	9,144	-0-	15.64	2/14/2016
	6,369	-0-	20.26	8/14/2016
	14,395	-0-	17.11	2/13/2017
	11,878	--0-	20.27	8/13/2017
	28,791	-0-	11.15	2/19/2018
	15,957	-0-	16.69	8/19/2018
	28,406	14,203	7.55	2/10/2019
	15,975	7,987	11.60	8/10/2019
	10,823	21,645	9.39	2/9/2020
	11,236	22,472	9.16	8/9/2020
	-0-	25,597	12.43	2/8/2021
	-0-	30,928	10.72	8/8/2021
Michael C. Gazmarian	5,301	-0-	9.12	3/4/2015	41,804	420,966
	3,430	-0-	6.89	7/26/2015
	4,080	-0-	15.64	2/14/2016
	2,841	-0-	20.26	8/14/2016
	6,598	-0-	17.11	2/13/2017
	5,444	-0-	20.27	8/13/2017
	13,196	-0-	11.15	2/19/2018
	7,314	-0-	16.69	8/19/2018
	9,964	4,982	7.55	2/10/2019
	7,321	3,661	11.60	8/10/2019
	4,960	9,921	9.39	2/9/2020
	5,150	10,299	9.16	8/9/2020
	-0-	11,732	12.43	2/8/2021
	-0-	14,175	10.72	8/8/2021
James F. Petelle	2,639	-0-	17.11	2/13/2017	16,721	168,380
	2,178	-0-	20.27	8/13/2017
	5,278	-0-	11.15	2/19/2018
	2,926	-0-	16.69	8/19/2018
	2,885	1,993	7.55	2/10/2019
	2,929	1,464	11.60	8/10/2019
	1,984	3,968	9.39	2/9/2020
	2,060	4,120	9.16	8/9/2020
	-0-	4,693	12.43	2/8/2021
	-0-	5,670	10.72	8/8/2021
Richard T. Wagner	5,301	-0-	9.12	3/4/2015	41,804	420,966
	3,430	-0-	6.89	7/26/2015
	4,080	-0-	15.64	2/14/2016
	2,841	-0-	20.26	8/14/2016
	6,598	-0-	17.11	2/13/2017
	5,444	-0-	20.27	8/13/2017
	13,196	-0-	11.15	2/19/2018
	7,314	4,982	16.69	8/19/2018
	9,964	3,661	7.55	2/10/2019
	7,321	9,921	11.60	8/10/2019
	4,960	10,299	9.39	2/9/2020
	5,150	11,732	9.16	8/9/2020
	-0-	14,175	12.43	2/8/2021
	-0-	-0-	10.72	8/8/2021

1. All of these options have become exercisable or will become exercisable as to one-third of the total number of shares covered by such option on each of the first, second and third anniversary of the grant date. The grant date in each case is 10 years prior to the option expiration date.

2. These shares of restricted stock and RSUs will vest on the third anniversary of the date of grant. The number of shares that will vest on dates subsequent to the end of fiscal 2011 is shown in the following chart.

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	2/10/12	8/10/12	2/9/13	8/9/13	2/8/14	8/8/14
H.O. Woltz III	19,868	12,931	15,974	16,376	12,068	13,993
Michael C. Gazmarian	9,106	5,927	7,322	7,505	5,531	6,413
James F. Petelle	3,642	2,371	2,929	3,002	2,212	2,565
Richard T. Wagner	9,106	5,927	7,322	7,505	5,531	6.413

Options Exercised and Stock Vested During Fiscal Year 2011

The following table provides information regarding compensation earned by our executive officers as a result of vesting of restricted stock and exercise of stock options during fiscal 2011.

Name	Option Awards		Stock Awards
	No. of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	No. of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
H. O. Woltz III	0	0	22,439	255,591
Michael C. Gazmarian	0	0	8,987	117,152
James F. Petelle	1,100	5,445	4,114	46,860
Richard T. Wagner	0	0	8,987	117,152

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Pension Benefits

Through individual agreements, we provide supplemental retirement benefits to our executive officers which provide for payments to them for a 15-year period beginning on the later of their (i) retirement or (ii) reaching age 65. The maximum annual benefit payable under the supplemental retirement plan provided through each executive officer’s Retirement Security Agreement (each, an “SRP”) is equal to 50% of the executive officer’s annual base salary for the five consecutive years in which he received the highest salary during the 10 years prior to retirement. Only base salary is included in the calculation of the benefit under the SRP.

To receive the maximum benefit under the SRP, the executive officer must be employed by us for at least 30 years. An executive officer will receive reduced benefits under the SRP if he is employed by us for at least 10 years and retires at or after reaching age 55. Since Mr. Woltz III has been employed by us for 30 years, his benefit under the SRP has vested. None of our other executive officers currently meet the minimum qualification for reduced retirement benefits under the SRPs. For more information regarding the SRPs, see the discussion above under the “Compensation Discussion and Analysis – Elements of Compensation” section of this proxy statement. Assumptions used in the calculation of the amounts shown in the following chart are set forth in Note 11 of our consolidated financial statements as reported in our 2011 Form 10-K.

The following table shows the present value of the accumulated benefit as of October 1, 2011 payable at, following or in connection with retirement to each of our executive officers, including the number of years of service credited to each.

FISCAL 2011 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
H. O. Woltz III	Retirement Security Agreement	33	1,507,950	-0-
Michael C. Gazmarian	Retirement Security Agreement	17	427,675	-0-
James F. Petelle	Retirement Security Agreement	5	113,745	-0-
Richard T. Wagner	Retirement Security Agreement	19	414,325	-0-

Potential Payments Upon Termination or Change in Control

The discussion and tables below describe the potential payments that could be received by each of the executive officers if the executive officer’s employment was terminated on September 30, 2011, the last business day of our fiscal year. The amounts in the tables for stock options and RSUs represent the value of the awards that vest as a result of the termination of the executive officer’s employment. For purposes of valuing the stock options and RSUs, the amounts below are based on a per share price of $10.07, which was our closing price as reported on NASDAQ on September 30, 2011, the last trading day during fiscal 2011.

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Benefits and Payments Upon Termination

	Voluntary Termination	Termination without Cause	Termination without Cause or for Good Reason after Change in Control	Retirement	Death	Disability
H. O. Woltz III
Salary Continuation[1]	0	0	0	0	0	1,305,303
Severance Payment[2]	0	715,500	954,000	0	0	0
Stock Options[3]	0	70,527	70,527	70,527	70,527	70,527
RSUs [4]	0	918,485	918,485	918,485	918,485	918,485
Benefits[5]	0	27,469	36,626	0	0	0
Outplacement	0	15,000	15,000	0	0	0
Supplemental Retirement Plan[6]	0	0	1,507,950	1,507,950	1,677,990	1,677,990
Death Benefit[7]	0	0	0	0	500,000	0
TOTAL	0	1,746,981	3,502,588	2,496,962	3,167,002	3,972,305
	Voluntary Termination	Termination Without Cause	Termination without Cause or for Good Reason after Change in Control	Retirement	Death	Disability
Michael C. Gazmarian
Salary Continuation[1]	0	0	0	0	0	1,499,300
Severance Payment[2]	0	420,000	560,000	0	0	0
Stock Options[3]	0	28,475	28,475	28,475	28,475	28,475
RSUs[4]	0	420,966	420,966	420,966	420,966	420,966
Benefits[5]	0	27,469	36,626	0	0	0
Outplacement	0	15,000	15,000	0	0	0
Supplemental Retirement Plan[6]	0	0	427,675	0	975,691	975,691
Death Benefit[7]	0	0	0	0	500,000	0
TOTAL	0	911,910	1,488,742	449,441	1,925,132	2,924,432

1. The amounts under the “Disability” column represent the lump-sum present value of bi-weekly payments which Messrs. Woltz III and Gazmarian would be entitled to receive, pursuant to our disability insurance program, until their “normal retirement age” as defined by the Social Security Act, in the event of disability on September 30, 2011.

2. These amounts would be paid to Messrs. Woltz III and Gazmarian in a lump sum following termination without cause, pursuant to their severance agreements, or in the event of a termination following a change in control, pursuant to their change-in-control severance agreements.

3. These amounts represent the difference between the market value of Insteel stock on September 30,2011 and the option strike prices for unvested options that would vest (i) pursuant to the terms of the option grant agreements in the event of retirement, death or disability; (ii) pursuant to the terms of the severance agreement in the event of termination without cause; and (iii) pursuant to the terms of the change-in-control severance agreement in the event of termination following a change in control.

4. These amounts represent the market value of RSUs on September 30, 2011 that would vest (i) pursuant to the terms of the RSU agreements in the event of retirement, death or disability; (ii) pursuant to the terms of the severance agreement in the event of termination without cause; and (iii) pursuant to the terms of the change-in-control severance agreement in the event of termination following a change in control.

5. These amounts represent premiums for medical and dental insurance which would be paid by us for 18 months following termination without cause and 24 months following termination after a change in control.

6. The amounts under the “Termination without Cause or for Good Reason after Change in Control” column represent the lump-sum present value of the accumulated benefit on September 30, 2011 of the SRP and would be payable to Messrs. Woltz III and Gazmarian in a lump sum under their change-in-control severance agreements in the event of a termination following a change in control. The amount under the “Retirement” column for Mr. Woltz III represents the lump-sum present value of his benefit, which in his case has vested. The amounts under the “Death” and “Disability” columns represent the estimated lump-sum present value of bi-weekly payments which Messrs. Woltz III and Gazmarian (or their heirs) would have been entitled to receive for a 10-year period pursuant to the SRP in the event of death or disability on September 30, 2011.

7. These amounts would be payable in a lump sum to the heirs of Messrs. Woltz III and Gazmarian in the event of their death, pursuant to our death benefit program.

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	Voluntary Termination	Termination without Cause	Termination without Cause or for Good Reason after Change in Control	Retirement	Death	Disability
James F. Petelle
Salary Continuation[1]	0	0	170,000	0	0	459,846
Severance Payment	0	0	0	0	0	0
Stock Options[2]	0	0	11,390	11,390	11,390	11,390
RSUs[3]	0	0	168,380	168,380	168,380	168,380
Benefits[4]	0	0	10,863	0	0	0
Outplacement	0	0	15,000	0	0	0
Supplemental Retirement Plan[5]	0	0	113,745	0	632,976	632,976
Death Benefit[6]	0	0	0	0	500,000	0
TOTAL	0	0	489,378	179,770	1,312,746	1,272,592
	Voluntary Termination	Termination without Cause	Termination without Cause or for Good Reason after Change in Control	Retirement	Death	Disability
Richard T. Wagner
Salary Continuation[1]	0	0	260,000	0	0	1,531,740
Severance Payment	0	0	0	0	0	0
Stock Options[2]	0	0	28,475	28,475	28,475	28,475
RSUs[3]	0	0	420,966	420,966	420,966	420,966
Benefits[4]	0	0	18,313	0	0	0
Outplacement	0	0	15,000	0	0	0
Supplemental Retirement Plan[5]	0	0	414,325	0	857,938	857,938
Death Benefit[6]	0	0	0	0	500,000	0
TOTAL	0	0	1,157,079	449,441	1,807,379	2,839,119

1. The amounts under the “Termination without Cause or for Good Reason after Change in Control” column would be paid to Messrs. Petelle and Wagner on a semi-monthly basis for a period of one year, pursuant to their respective change-in-control severance agreements. The amounts under the “Disability” column represent the lump-sum present value of bi-weekly payments which Messrs. Petelle and Wagner would be entitled to receive, pursuant to our disability insurance program, until their “normal retirement age” as defined by the Social Security Act, in the event of disability on September 30, 2011.

2. These amounts represent the difference between the market value of Insteel stock on September 30, 2011 and the option strike prices for unvested options that would vest (i) pursuant to the terms of the option grant agreements in the event of retirement, death or disability; and (ii) pursuant to the terms of the change-in-control severance agreement in the event of termination following a change in control.

3. These amounts represent the market value of RSUs on September 30, 2011, that would vest (i) pursuant to the terms of the RSU agreements in the event of retirement, death or disability; and (ii) pursuant to the terms of the change-in-control severance agreement in the event of termination following a change in control.

4. These amounts represent premiums for medical and dental insurance which would be paid by us for 12 months following termination after a change in control.

5. The amounts under the “Termination without Cause or for Good Reason after Change in Control” column represent the lump-sum present value of the accumulated benefit on September 30, 2011 of the SRP and would be payable to Messrs. Petelle and Wagner in a lump sum under their change-in-control severance agreements in the event of a termination following a change in control. The amounts under the “Death” and “Disability” columns represent the estimated lump-sum present value of bi-weekly payments which Messrs. Petelle and Wagner (or their heirs) would have been entitled to receive for a 10-year period pursuant to the SRP in the event of death or disability on September 30, 2011.

6. These amounts would be payable in a lump sum to the heirs of Messrs. Petelle and Wagner in the event of their death, pursuant to our death benefit program.

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DIRECTOR COMPENSATION

Mr. Woltz III, our CEO, receives no additional compensation for serving on our board of directors. In January 2007, we increased the quarterly cash retainer we pay to non-employee directors from $7,500 to $10,000, and increased the additional quarterly cash retainer for committee chairmen from $750 to $1,250. Prior to fiscal 2009, we made an annual grant of restricted stock, with a one-year vesting period, to our non-employee directors on the date of our annual shareholders’ meeting. In fiscal 2009 we began granting RSUs instead of restricted stock to our non-employee directors on the date of our annual shareholders meeting. The fair value of the annual grant is currently established at $40,000, with the number of shares determined based on our closing price reported on NASDAQ on the date of our annual shareholders’ meeting. We do not pay additional “meeting fees” to directors for attendance at board and committee meetings.

The following table shows the compensation we provided to our non-employee directors during fiscal 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)[1]	All Other Compensation ($)[2]	Total ($)
Duncan S. Gage	20,000	0	0	20,000
Louis E. Hannen	40,000	40,000	417	80,417
Charles B. Newsome	45,000	40,000	417	85,417
Gary L. Pechota	45,000	40,000	417	85,417
W. Allen Rogers II	45,000	40,000	417	85,417
C. Richard Vaughn	40,000	40,000	417	80,417
Howard O. Woltz, Jr.[3]	22,500	0	128	22,628

1 This amount reflects the aggregategrant date fair value of restricted stock units awarded to each non-employee director on the date of our last annual meeting computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures, and does not reflect the actual value, if any, that may be received by our non-employee directors for their awards. The fair value of 3,218 RSUs issued to each then serving non-employee director on February 8, 2011 was $40,000 on that date. RSUs granted to non-employee directors vest one year after the date of grant. In addition, on October 1, 2011 each non-employee director had the following number of options, all of which are vested: 0 for Mr. Gage; 7,200 for Mr. Hannen; 18,400 for Mr. Newsome; 7,200 for Mr. Pechota; 18,400 for Mr. Rogers;0 for Mr. Vaughn. We have not granted stock options to non-employee directors since July 2004.

2 This amount reflects dividend equivalents paid in cash on RSUs held by our non-employee directors.

3 Mr. Woltz, Jr., who served as Chairman of the Board’s Executive Committee, passed away on January 2, 2011.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2011, the Executive Compensation Committee included Messrs. Hannen, Newsome and Vaughn, none of whom have ever served as officers or employees of us or any of our subsidiaries. Mr. Newsome is Executive Vice President and General Manager of Johnson Concrete Company. During fiscal 2011, Johnson Concrete Company purchased materials from us valued at $475,000 for use or resale in their normal course of business. None of our executive officers served during fiscal 2011 as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has an executive officer who serves on our Board or Executive Compensation Committee.

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ITEM NUMBER TWO:  ADVISORY VOTE ON THE COMPENSATION OF OUR EXECUTIVE OFFICERS

The Dodd-Frank Act, required us to hold the following votes at our 2011 annual shareholders’ meeting:(i) a Say on Pay Vote, and (ii) an advisory vote on the frequency of the Say on Pay Vote in the future (the “Frequency Vote”). In light of the vote of the shareholders at our 2011 annual shareholders’ meeting with respect to the Frequency Vote, we determined to include the Say on Pay Vote in our proxy materials for each annual meeting of shareholders until the next Frequency Vote, which will occur no later than our 2017 annual meeting of shareholders.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” we design our executive officer compensation programs to attract, motivate and retain the key executives who drive our success and help us maintain a strong position in our industry. We are committed to “pay for performance,” meaning that a substantial proportion of our executive officer compensation is variable and will be determined based on our performance. In addition, we design our executive compensation to encourage long-term commitment by our executive officers to Insteel.

Please read the “Executive Compensation” section of this proxy statement. That section of the proxy statement, which includes our Compensation Discussion and Analysis, executive officer compensation tables and related narrative discussion, describes in detail our compensation programs and policies for our executive officers and the decisions made by our Executive Compensation Committee for fiscal 2011. Highlights of our executive officer compensation programs and policies are as follows:

•

We closely monitor the compensation systems of companies of similar size and similar industries, with the objective of providing total compensation opportunities to our executive officers that are near the median of our peer group.

•

To motivate our executive officers to align their interests with those of our shareholders, we provide annual incentives which are designed to reward our executive officers for the attainment of short-term goals, and long-term incentives which are designed to reward them for increases in our shareholder value over time.

•

Due to the continued severe impact of the world-wide financial crisis on our business and markets, we had not provided any increases in base salary to any executive officer in fiscal years 2009, 2010 and for most of 2011. Increases in base salary were implemented late in fiscal 2011 in light of our increased size and the increased complexity of our business following the Ivy acquisition, as well as to position base salaries closer to the median for our peer group.

•

Prior to the increases provided near the end of fiscal 2011, our independent compensation consultant advised that, as a group, cash compensation to our executive officers was significantly below the 25th percentile, compared to our peer group, while company performance was at the 50th percentile.

•

We did not achieve our minimum return on capital threshold during fiscal 2011, and therefore no annual incentives were paid to executive officers.

•

We provide executive officers with long-term incentives in the form of stock options and RSUs. These equity-based awards, which vest over a period of three years, link compensation with the long-term price performance of our stock, and also provide a substantial retention incentive.

•

Our independent compensation consultant believes that while our long-term incentives may be viewed as less performance based than those of our peers because they do not include performance contingent vesting, our annual incentive plan is generally more performance based than plans of our peers, and therefore, taken as a whole, our compensation program is appropriately tied to Company performance.

•

We have entered into change-in-control severance agreements with each of our executive officers. These agreements provide certain benefits in the event of a termination following a change-in-control, also known as a “double-trigger” requirement. We do not provide for tax gross-up payments on any severance payments that would be made in connection with a change-in-control.

•

We do not provide significant perquisites to our executive officers.

We are requesting shareholder approval of the compensation of our executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our executive officers’ compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement.

We are pleased to report that last year, which was the first year a say-on-pay proposal was on the agenda, we received a favorable vote from 80.6% of the shares that voted on the issue. Although we received favorable say-on-pay recommendations from several proxy advisors last year, one influential proxy advisor, ISS, recommended that its clients vote against the proposal. This recommendation appeared to be based in part on an error in the advisor’s analysis of options granted to our CEO. ISS presented a chart purporting to show the value of options granted to our CEO in the three years covered by our proxy as follows: 2008- $374,000; 2009 - $185,000; 2010 - $403,000. In its comment on the chart, ISS stated; “As seen in the table above, while overall compensation declined, note that the value of the CEO stock options granted for the most recent fiscal year is 118 percent higher than the value of stock options received in the previous fiscal year, partly doe (sic) to a lower dividend paid by the company on its common stock.” Our Summary Compensation Table that year valued the CEO options granted at $299,999, $300,003, and $300,003 for 2008, 2009, and 2010, respectively. These amounts reflected the targeted value as explained in our “Compensation Discussion and Analysis” that year. Furthermore, our quarterly dividend has remained the same at $0.03 per share from 2007 to 2011, although we paid a special dividend of $0.50 per share in 2009. We believe that ISS did not distinguish between regular and special dividends, and that return of excess cash to shareholders through payment of a special dividend does not reflect poorly on the performance of a business or its management.

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The say-on-pay vote is an advisory vote which is not binding on us. However, the Board and our Executive Compensation Committee value the opinions expressed by shareholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions with respect to our executive officers.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our executive officers, as disclosed in this proxy statement.

ITEM NUMBER THREE:  APPROVAL OF AN AMENDMENT TO THE 2005 EQUITY INCENTIVE PLAN

The Board of Directors, upon the recommendation of the Committee and in consultation with our management and our independent compensation advisor, is requesting that shareholders approve an amendment to the 2005 Equity Incentive Plan of Insteel Industries, Inc. (the “2005 Plan”) to increase by 900,000 shares (subject to adjustment as provided in the 2005 Plan) the total number of shares authorized for issuance under the 2005 Plan. Of those shares, only 350,000 shares (subject to adjustment as provided in the 2005 Plan) could be used for “full-value” grants, that is, for restricted stock, restricted stock units or performance awards. On November 8, 2011, the Board approved the amendment of the 2005 Plan, subject to approval of our shareholders. A summary of the 2005 Plan, including the proposed amendments as described above, is set forth below. The summary is qualified in its entirety by reference to the full text of the 2005 Plan (including the 2011 Declaration of Amendment attached thereto), a copy of which is attached as Annex A to this Proxy Statement.

Background. The 2005 Plan, as approved by our shareholders on February 15, 2005, initially reserved 885,000 shares for issuance. Following the 2 for 1 split in our shares that was paid on June 16, 2006, and a related adjustment in shares under the 2005 Plan pursuant to its terms, there were 1,770,000 shares reserved for issuance under the 2005 Plan. As of October 1, 2011 (the last day of our fiscal 2011), there were 142,072 shares remaining available for issuance under the 2005 Plan. Also as of that date, there were outstanding stock options for 994,023 shares with a weighted average remaining term of 6.99 years, and 275,144 restricted stock units (“RSUs”) that, upon vesting, are convertible into an equivalent number of common shares.

We do not believe that the 142,072 shares of stock available for issuance under the 2005 Plan are sufficient to continue implementing our long-term incentive program. Accordingly, subject to shareholder approval, the Board authorized an increase in the number of shares authorized for issuance under the 2005 Plan to a total of 2,670,000 shares (subject to adjustment as provided in the 2005 Plan). The 2005 Plan is the only equity compensation-based program maintained by the Company, and the awards we provide under the 2005 Plan are the only long-term incentives we provide to executives (i.e., we do not currently maintain a long-term incentive cash compensation program).

To the extent that any outstanding stock option or other equity-based award granted under the 2005 Plan (or under the prior plan) is cancelled, expires or is otherwise forfeited, the shares underlying that award would be available for issuance under the 2005 Plan.

If this amendment is not approved by the shareholders, the proposed additional 900,000 shares will not become available for issuance under the 2005 Plan and the “full value” grant limitation would not apply, but the 2005 Plan will otherwise remain in effect.

Plan Features That Protect Shareholder Interests

The 2005 Plan, as amended, contains several features that are intended to protect the interests of our shareholders. The more prominent of these include:

Independent Plan Administration. The Executive Compensation Committee, comprised solely of non-employee, independent Directors, administers the 2005 Plan.

No Re-pricing. The Company may not reprice any outstanding option (or cancel and regrant a new option with a lower option price) without shareholder approval.

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No In-the-Money Grants. Options may not be granted with exercise prices below market value.

No Dividend or Dividend Equivalents on Unearned Performance Based Awards. Dividends and dividend equivalents, if any, on unearned or unvested performance based awards may not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested or been earned.

Limit on Full-Value Awards. Of the 900,000 additional shares for which authorization is sought, no more than 350,000 may be used for “full-value” awards (restricted stock, RSUs and performance awards).

Conservative Share Counting. In November 2011, the Board amended the 2005 Plan to provide that shares (i) surrendered by a participant to pay the option exercise price, or (ii) withheld by the Company to satisfy tax withholding requirements would no longer be added back to the pool of shares authorized for future issuance.

Why You Should Vote for the Amendment of the 2005 Plan

We believe that the 2005 Plan is important to our growth and success. The purpose of the 2005 Plan is to attract, motivate and retain highly qualified officers, directors and key employees. We believe that providing these individuals with an opportunity to acquire a direct proprietary interest in the operations and potential future success of the Company will motivate these individuals to serve the Company and its shareholders by expending the maximum effort to improve our business and results of operations. We believe that equity award grants under the 2005 Plan are a valuable incentive to participants and benefit shareholders by aligning more closely the interests of participants with those of our shareholders. We ask shareholders to consider the following factors and to vote for the proposed amendment of the 2005 Plan:

Equity incentive awards are an important part of our overall compensation philosophy. The 2005 Plan is critical to our ongoing effort to build shareholder value. Equity incentive awards have historically been and remain a critically important component of our compensation program. Our Executive Compensation Committee believes that our ability to grant equity incentive awards to employees is an important factor in our ability to attract, retain and motivate key employees. The Committee believes that equity compensation provides a strong incentive for employees to work to expand our business and build shareholder value. Moreover, equity awards made under the 2005 Plan to our senior executives reflect the Committee’s “pay for performance” philosophy since the value received by participants is contingent on Company performance.

Depleting the share reserve under the 2005 Plan would harm the competiveness of our compensation program. We believe that the remaining shares in the 2005 Plan are insufficient to meet our future compensation objectives. We believe we must continue to offer a competitive equity compensation plan in order to attract and motivate our workforce. If the 2005 Plan were to run out of shares available for grant, we would not be able to issue additional equity awards. While we could consider modifying our cash compensation program if we are unable to grant equity incentives, we believe it would be more prudent to conserve our cash so it will be available for future growth opportunities. We also believe that any inability to award equity compensation would result in difficulty in attracting, retaining, and motivating our employees. Equity-based awards are a key element of our overall compensation program because they align employee and shareholder interests while having a smaller impact than increased cash compensation would have on current income and cash flow.

We manage our equity incentive award use carefully. The Committee carefully monitors our total dilution, burn rate and equity expense to ensure that we maximize shareholder value by granting what the Committee believes is the appropriate number of equity awards necessary to attract, reward and retain employees.

Overview

The following is a summary of the material features of the 2005 Plan.

Key Terms

Plan Term:

Feb. 15, 2005 to Feb. 15, 2015

Eligible Participants:

All (i) “key employees” of the Company and any 50% or more owned subsidiaries or any parent company that owns 50% or more of the Company (collectively, “Related Companies”) as determined by the Administrator, based on the nature and extent of the employee’s duties, responsibilities, personal capacities, performance, potential or any combination of these factors and (ii) non-employee directors of the Company. However, only key employees can receive stock options.

Plan Administrator:

The Executive Compensation Committee of the Board of Directors (subject to limited delegation as described below) or any designee permitted under the terms of the 2005 Plan.

Shares Authorized:

Originally, 885,000 shares were authorized for issuance under the 2005 Plan. Following the 2-for-1 split of our stock paid in June 2006, the number of shares authorized was adjusted to 1,770,000 pursuant to the 2005 Plan. At this time, we are seeking to authorize an additional 900,000 shares (subject to adjustment as provided in the 2005 Plan), of which only 350,000 shares (subject to adjustment as provided in the 2005 Plan) could be used for “full-value” awards. Shares which are subject to Awards under the 2005 Plan that are terminated unexercised, surrendered or otherwise forfeited shall again be available for issuance. However, in November 2011, the Board amended the 2005 Plan effective February 21, 2012 to provide that shares that are surrendered by a Participant to pay the option exercise price, or surrendered or withheld to satisfy tax requirements, will no longer be available for re-issuance under the 2005 Plan.

Award Types:

(1)

Nonqualified and incentive stock options: Subject to the 2005 Plan terms, the Administrator may grant options to Participants in such numbers, upon such terms and conditions and at such times as the Administrator may determine. The exercise price of a stock option will be no less than the fair market value of the Company’s Common Stock on the date the option is granted and under the 2005 Plan, options generally may be exercised for a period of up to 10 years after the grant date, subject to certain conditions set forth in the 2005 Plan. In no event may outstanding options be repriced without shareholder approval.

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(2)

Restricted stock and restricted stock units: Subject to 2005 Plan terms, the Administrator may grant awards of restricted stock and restricted stock units to Participants in such numbers, upon such terms and conditions and at such times as the Administrator may determine. Each grant must specify the number of shares of Common Stock to which it pertains and the required period or periods (if any) of continuous service by the participant with the Company or any Related Company and/or any performance or other conditions to be satisfied before the restrictions on the restricted stock or restricted stock units (or installments thereof) will lapse. If a participant’s rights in restricted stock or restricted stock units are forfeitable and nontransferable for a period of time, the maximum period over which the rights may become nonforfeitable and transferable shall not exceed 10 years from the date of the grant.

(3)

Performance awards: Subject to 2005 Plan terms, the Administrator may grant performance awards to participants in such numbers, upon such terms and conditions and at such times as the Administrator may determine. Performance awards may be denominated in cash or shares of Common Stock and may be settled in cash or shares of Common Stock, at the discretion of the Administrator. Each grant must specify the performance conditions and/or required period or periods (if any) of continuous service by the participant with the Company or any Related Company to earn the performance award and the maximum period over which the performance award may be earned, except that such period shall not exceed 10 years.

Individual Annual Award Limits:

Subject to adjustment as provided in the 2005 Plan in any calendar year, no individual participant may be granted (i) stock options for more than 100,000 shares of Common Stock, (ii) restricted stock, restricted stock units or performance awards denominated in shares of Common Stock for more than 50,000 shares of Common Stock in the aggregate, or (iii) performance awards denominated in cash valued at a maximum at more than $750,000.

Vesting:

Vesting is determined by the Administrator on an individual award basis. However, since the inception of the 2005 Plan, we have consistently applied the following vesting criteria: Options granted to our executive officers vest ratably over three years. Restricted stock, and now RSUs, granted to executive officers vest at the end of three years. Restricted stock, and now RSUs, granted annually to our directors vest at the end of one year.

New Plan Benefits

The selection of eligible recipients who may receive awards under the 2005 Plan (if the amendment to increase by 900,000 the number of shares available for issuance under the 2005 Plan is approved), and the size and type of awards subject to issuance, will be determined by the Administrator in its discretion and in accordance with the terms of the 2005 Plan. Therefore, it is not possible to predict the future benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in the future. The number of shares of our stock subject to stock options and awards of restricted stock units granted in fiscal 2011 to our executive officers is set forth above in the table entitled “Fiscal 2011 Grants of Plan-Based Awards.” The targeted value of long-term incentives (stock options and restricted stock units) to be granted to our executive officers in fiscal 2012 is set forth above under the heading “2011 Compensation Decisions” in the “Compensation Discussion and Analysis” section of this proxy statement. In addition, the number of shares subject to options and restricted awards granted (without regard to vesting or exercise) under the 2005 Plan since its inception is as follows:

Current executive officers as a group:	935,981
Current non-employee directors as a group:	120,785
Current nominees for Director:
H. Woltz III	452,012
Duncan S. Gage	0
Charles B. Newsome	24,157
All other employees as a group	553,835

Administration

The 2005 Plan is designed to be administered by the Committee which will at all times be composed of at least three directors all of whom are (i) “non-employee directors” within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, (ii) “outside directors” within the meaning of Section 162(m) of the Code and (iii) “independent directors” within the meaning of applicable stock exchange listing standards on which shares of the Common Stock are traded. To the extent permitted by applicable law, the Committee is permitted to delegate to one or more executive employees the ability to make awards to participants who are not “Section 16 officers” or Section 162(m) “covered employees.” In such case, the Committee shall fix the maximum aggregate amount of awards and the maximum individual amount of awards that the designee can award.

To the extent consistent with the 2005 Plan, the Committee may (i) determine the individuals to receive awards, the nature of each stock option as an incentive stock option or a nonqualified stock option, the times when awards shall be granted, the number of shares to be subject to each award, the exercise price of stock options, the period during which stock options may be exercised, the time or times when each award shall vest and be exercisable or payable, and all related terms, conditions, restrictions and limitations; (ii) prescribe the form or forms of any award agreements; (iii) establish, amend and rescind rules and regulations of the administration of the 2005 Plan; and (iv) construe and interpret the 2005 Plan, the rules and regulations, and the award agreements, and to make all other determinations deemed necessary or advisable for administering the 2005 Plan. The Administrator also will have authority, in its discretion, to accelerate the date that any award which was not otherwise exercisable, vested or payable shall become exercisable, vested or payable in whole or in part. All expenses of administering the 2005 Plan will be borne by the Company.

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Eligibility

Only key employees of the Company and Related Companies and non-employee directors of the Company are eligible to receive awards under the 2005 Plan. The Administrator will determine which employees will participate in the 2005 Plan, based on criteria set forth in the 2005 Plan and such other factors as the Administrator deems relevant. As of December 31, 2011, there were nine key executives who receive regular, twice-yearly equity awards under the 2005 Plan, and six non-employee directors who receive yearly equity awards under the 2005 Plan. However, the Company periodically makes non-regular awards to other key employees At this time, six non-employee directors and approximately 70 employees (including our executive officers) are eligible to participate in the 2005 Plan.

Awards

The 2005 Plan allows the Administrator to grant stock options, restricted stock, restricted stock units and performance awards, any or all of which may be made contingent upon the achievement of performance criteria. Subject to plan limits, the Administrator has the discretionary authority to determine the size of an award.

Non-Employee Director Awards. Non-employee directors will receive an annual grant of such number of stock options, shares of restricted stock, restricted stock units, or other forms of long-term compensation available under the 2005 Plan as the Board of Directors, in its sole discretion, shall determine. Such annual grants are made following the close of business of the Company on the date of each annual meeting of Shareholders held during the term of the 2005 Plan. In addition, the Administrator will have discretion to grant awards to any non-employee director who is appointed or elected to the Board of Directors at any time other than at the annual meeting of Shareholders. Non-employee directors were each granted 3,218 restricted stock units, having a grant-date value of $40,000, in 2011 under the 2005 plan.

Stock Option Awards. Under the 2005 Plan, the Administrator may award participants stock options in such numbers, upon such terms and conditions and at such times as the Administrator may determine. The exercise price of stock options granted under the 2005 Plan may not be less than the fair market value of our Common Stock on the date of grant, which as of September 30, 2011 (the last trading day of our fiscal 2011) was $10.07 per share. Stock options granted under the 2005 Plan will expire not more than 10 years from the date of grant, and the award agreements entered into with each participant will specify the extent to which stock options may be exercised during their respective terms, including in the event of the participant’s death, disability or termination of employment. A grant may provide for the accelerated vesting of stock options in the event of a termination of employment or a change in control of the Company or any other similar transaction or event.

Awards of stock options under the 2005 Plan may be either incentive stock options (which are intended to qualify for a special tax treatment) or nonqualified stock options. The Administrator will determine at the time of grant when each stock option becomes exercisable, including the establishment of required performance vesting criteria, if any. In no event may there first become exercisable by a participant in any one calendar year incentive stock options granted by the Company or a Related Company with respect to shares of Common Stock having an aggregate fair market value (determined at the date of grant) greater than $100,000. If this limit is exceeded, the options that cause the limit to be exceeded shall be exercisable nonetheless as nonqualified stock options. The Company may require, prior to issuing Common Stock under the 2005 Plan in connection with the exercise of a participant’s stock options, that the participant remit an amount in cash or instruct the Company to withhold Common Stock sufficient to satisfy applicable tax withholding requirements, as discussed further below.

Unless an individual award agreement provides otherwise, if a participant’s employment is terminated for Cause (as defined in the 2005 Plan), his or her stock options will terminate and no longer be exercisable as of the participant’s termination date (whether or not the stock options previously became exercisable). If a participant’s employment is terminated for any other reason, his or her stock options will be exercisable following termination only to the extent provided in the applicable award agreement.

Restricted Stock and Restricted Stock Unit Awards. Under the 2005 Plan, the Administrator may award participants shares of Common Stock subject to certain restrictions (“restricted stock”) or the right to receive in the future, subject to certain restrictions, shares of Common Stock (or cash equal to the fair market value of those shares) (“restricted stock units”). The applicable award agreement with the Participant will set forth the terms of the award, including the applicable restrictions. Such restrictions may include the continued service of the participant with the Company, the attainment of specified performance goals or any other conditions deemed appropriate by the Administrator. A grant may provide for the acceleration of vesting or payment of restricted stock or restricted stock units in the event of termination of employment or a change in control of the Company or any other similar transaction or event.

A participant cannot sell, transfer, pledge, exchange, hypothecate or otherwise dispose of shares of restricted stock until the applicable restrictions are satisfied. During the period of restriction, unless the Administrator otherwise determines, a participant may exercise full voting rights with respect to the restricted stock held by him or her; however, participants holding restricted stock units will have no such voting rights as a shareholder prior to the actual issuance of shares of Common Stock.

The award agreement for any restricted stock units will specify whether the restricted stock units that become earned and payable will be settled in shares of Common Stock (with one share of Common Stock to be delivered for each earned and payable restricted stock unit), in cash (equal to the aggregate fair market value of the shares of Common Stock covered by the restricted stock units that are earned and payable), or in a combination of shares and cash.

Unless an individual award agreement provides otherwise, if a participant’s employment is terminated for cause, his or her restricted stock and restricted stock units will terminate and can no longer become vested or payable as of the participant’s termination date.

Performance Awards. Subject to the limitations of the 2005 Plan, the Administrator may grant performance awards to participants, in such numbers, upon such terms and conditions and at such times as the Administrator may determine. Performance awards may be denominated in cash (e.g., units valued at $100) or shares of Common Stock. Performance awards may be settled in cash or shares of the Company’s Common Stock, at the discretion of the Administrator, as set forth in the applicable award agreement. Each grant shall specify the number of shares of Common Stock or units to which it pertains; however, no shares of Common Stock will be issued at the time a performance award of shares of Common Stock is made.

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Each grant shall specify the performance conditions and required period or periods (if any) of continuous service by the participant with the Company or any Related Company to earn the performance awards. The Administrator may provide that if performance relative to the performance goals exceeds targeted levels, then the number of performance awards earned by the participant will be a multiple, not in excess of 200%, of those that would be earned for target performance. Any grant may provide for the settlement of performance awards in the event of a termination of employment or a change in control of the Company or any other similar transaction or event. The Administrator, on the date of grant, shall determine the maximum period over which performance awards may be earned, except that such period shall not exceed 10 years.

Unless otherwise determined by the Administrator, participants holding performance awards shall not have any rights as a shareholder prior to the actual issuance of shares of Common Stock, if applicable.

Unless an individual award agreement provides otherwise, if a participant’s employment is terminated for cause, his or performance awards will terminate and no longer be payable or settled as of the participant’s termination date.

Dividends. Dividends on restricted stock and restricted stock units may be paid in the form of cash or additional shares, at the discretion of the Administrator. Dividends on performance-based awards may be accrued, but shall not be paid unless and until the shares have been earned or otherwise vest.

Transferability

Awards granted under the 2005 Plan are not transferrable except by will or the laws of descent and distribution. An option can only be exercisable by the participant during his or her lifetime.

Amendment and Termination

The 2005 Plan may be amended or terminated at any time by the Board of Directors; provided, that approval of an amendment to the 2005 Plan by the shareholders of the Company shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule or regulation. In addition, in no event shall the Company reprice any outstanding stock option (or cancel and regrant a new stock option with a lower exercise price) without prior shareholder approval.

Withholding

The Company will withhold all required local, state and federal taxes from any amount payable in cash with respect to an award. The Company also will require any recipient of an award payable in shares of our Common Stock to pay the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the recipient. Notwithstanding the foregoing, the Company may establish procedures to permit or require a recipient to satisfy this tax obligation in whole or in part, and any other local, state or federal income tax obligations relating to an award (but only up to the statutory minimum), by electing to have the Company withhold shares of Common Stock from the shares to which the participant is entitled. The number of shares to be withheld shall have a fair market value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

Change in Control

Except as otherwise provided in a participant’s award agreement, in the event of a change in control of the Company (as defined in the 2005 Plan), if awards are assumed by an acquiror and a participant’s employment or service is involuntarily terminated without cause during the 24-month period following the change in control (i) all options, restricted stock and restricted stock units outstanding as of the date of such change in control will become fully vested and payable and, if applicable, exercisable, whether or not then vested, payable or exercisable as of the date of the termination of the participant’s employment or service and (ii) all performance awards will vest at target and be paid pro-rata based on completed days in the performance period as of the date of termination. If the Company determines that outstanding awards will not be assumed by the acquiror in the event of a change in control of the Company, the awards shall immediately become fully vested and, if applicable, exercisable and payable, except as otherwise provided in a participant’s award agreement. In that case, in the event of or in anticipation of change in control, the Administrator in its discretion (i) may declare that some or all outstanding options will terminate as of a date before or on the change in control without any payments to the holder of the option, provided the Administrator gives prior written notice to the participant of such termination and gives the participant the right to exercise the outstanding options before such date or (ii) may terminate before or on the change in control some or all outstanding options previously granted under the 2005 Plan in consideration of payment to the holder of the options, with respect to each share of Common Stock to which the options are then exercisable, of the excess, if any, of the fair market value on such date of the stock subject to the exercisable portion of the options over the aggregate option price.

Eligibility Under Section 162(m)

Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code. Any award intended to qualify as “performance-based compensation” under Section 162(m), either will be conditioned on or granted based upon the achievement of one or more of the following performance measures, which shall be set by the Administrator no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162 (m) of the Code): (i) total shareholder return, (ii) stock price, (iii) operating earnings (iv) net earnings, (v) return on equity or capital, (vi) income, (vii) level of expenses or (viii) growth in revenue. Performance goals may be established on a Company-wide basis or with respect to one or more business units or divisions or subsidiaries. The targeted level or levels of performance(which may include minimum, maximum and target levels of performance) with respect to such performance measures may be established at such levels and in such terms as the Administrator may determine, in its discretion.

Following the completion of each performance period, the Administrator will certify in writing whether the applicable performance targets have been achieved and the number of units or shares, if any, earned or for which options become exercisable, by a participant for such performance period. In determining the number of units or shares earned by a participant, or for which options become exercisable, for a given performance period, subject to any applicable award agreement, the Administrator shall have the right to reduce (but not increase) the amount earned at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period.

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Federal Income Tax Treatment

Incentive Stock Options. A participant will not recognize taxable income on the grant or exercise of an incentive stock option (an “ISO”). A participant will recognize taxable income when he or she disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after the shares are transferred to the participant on exercise of the ISO (the “ISO Holding Period”), the participant will recognize long-term capital gain (or loss) to the extent the amount realized from disposition of the Common Stock exceeds (or is less than) the participant’s tax basis in the shares of Common Stock. A participant’s tax basis in the Common Stock generally is the amount the participant paid for the stock on exercise of the ISO.

If Common Stock acquired under the ISO is disposed of before the expiration of the ISO Holding Period (a “Disqualifying Disposition”), the participant will recognize as ordinary income in the year of the Disqualifying Disposition the excess of the fair market value of the Common Stock on the date of exercise of the ISO over the option price paid by the participant. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares of Common Stock. A special rule applies to a Disqualifying Disposition of Common Stock where the amount realized on the disposition is less than the fair market value of the Common Stock on the date of exercise of the option. In that event, the amount of ordinary income the participant will recognize will not exceed the excess of the amount realized on the disposition of the Common Stock over the option price. If the amount realized on the disposition is less than the option price, the participant will recognize a capital loss (long-term if the stock was held more than one year and short-term if held one year or less.)

A participant would receive different tax treatment if the option price were paid with Common Stock.

Generally, neither the Company nor any Related Company will be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of Common Stock acquired under an ISO before the expiration of the ISO Holding Period, the Company or the applicable Related Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

Nonqualified Stock Options. A participant generally will not recognize any taxable income on the grant of a nonqualified stock option (a “NQSO”). On the exercise of a NQSO, a participant will recognize as ordinary income the excess of the fair market value of the Common Stock acquired on the date the NQSO is exercised over the option price. A participant’s tax basis in Common Stock acquired by the NQSO is the amount paid for the stock plus any amounts included in income with respect to the stock. His or her holding period for the stock begins on transfer of the shares of Common Stock. Any gain or loss that a participant realizes on a subsequent disposition of Common Stock acquired on the exercise of NQSO generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the participant held such shares. The amount of the gain (or loss) will equal the amount by which the amount realized on the subsequent disposition exceeds (or is less than) the participant’s tax basis in his or her shares. A participant would receive different tax treatment if the option price were paid with Company Stock.

The exercise of a NQSO generally will entitle the Company or its applicable Related Company to claim a federal income tax deduction equal to the amount of ordinary income recognized by the participant. The ordinary income the participant recognizes will constitute wages for withholding and employment tax purposes, and the Company or its applicable Related Company will be required to withhold or obtain payment from the participant.

Restricted Stock Awards. A participant will recognize ordinary income on account of a restricted stock award on the first day that the shares covered thereby are either transferable or not subject to a substantial risk or forfeiture. The ordinary income a participant recognizes will constitute wages for withholding and employment taxes, and the Company or its Related Company will be required to withhold or obtain payment from the participant. The ordinary income that will be recognized will equal the fair market value of the Common Stock on such date. Any gain (or loss) that a participant realizes upon the sale of Common Stock acquired pursuant to a restricted stock award will be equal to the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the shares and will be treated as long-term (if the shares were held for more than one year) or short term capital gain or loss, (if the participant held the shares for less than or equal to one year).

The Company or its applicable Related Company may claim a federal income tax deduction equal to the amount of ordinary income recognized by a participant on account of the restricted stock award.

Restricted Stock Units and Performance Awards. A participant would not recognize any taxable income at the time restricted stock units and performance awards are granted. When the terms and conditions to which restricted stock units and performance awards are subject have been satisfied and the restricted stock unit or performance award is paid, the participant will recognize as ordinary income the amount of cash and/or the fair market value of the Common Stock he or she receives. The ordinary income a participant recognizes will constitute wages for withholding and employment taxes, and the Company or its applicable Related Company will be required to withhold or obtain payment from the participant as each award agreement permits for the amount of required withholding and employment taxes. The Company or its applicable Related Company will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

The participant’s holding period in any Common Stock received pursuant to the payment of a restricted stock unit or performance award will begin on the date the Common stock is transferred. The participant’s tax basis in the Common Stock will equal the amount he or she includes in ordinary income on receipt of such shares of Common Stock. Any gain or loss that a participant realizes on a subsequent disposition of the Common Stock will be treated as long-term or short-term capital gain or loss, depending on the participant’s holding period for the Common Stock. The amount of the gain (or loss) will equal the amount by which the amount realized on the disposition exceeds (or is less than) the participant’s tax basis in the Common Stock.

Code Section 162(m) Limitation on Deductions. The deduction for a publicly-held corporation for otherwise deductible compensation paid to a “covered employee” generally is limited to $1,000,000 per year. An individual is a covered employee if he or she is the chief executive officer (or other person acting in such capacity) or one of the four highest compensated officers for the year (other than chief executive officer or chief financial officer). Subject to certain exceptions, this $1,000,000 limit applies to all compensation to the covered employee for the year. The $1,000,000 limit does not apply to compensation payable solely because the covered employee attains performance objectives that meet certain requirements set forth in Section 162(m) of the Code and regulations thereunder. Compensation is considered performance-based only if (i) it is paid solely because the covered employee has attained one or more performance objectives; (ii) a committee consisting solely of two or more outside directors sets the performance objectives; (iii) before payment, the material terms under which the compensation is to be paid, including the performances objectives, are disclosed to the shareholders and approved by a majority in a separate vote and (iv) before payment, the committee certifies in writing that the performance objectives and any other material terms have been met.

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The Administrator may condition restricted stock, restricted stock units and performance awards on the satisfaction of performance objectives, as discussed above, in order to permit the awards to qualify as fully deductible performance-based compensation.

Generally, stock options will be considered performance-based if (i) the grant of the stock option is made by a committee consisting solely of two or more outside directors; (ii) the plan under which such awards are granted contains a maximum number of shares with respect to which awards may be granted in any specified time period and (iii) under the terms of the stock option the amount of compensation an employee can receive is based solely on an increase in the value of the underlying stock after the date of the grant.

Equity Compensation Plan Information

The following table provides certain information as of October 1, 2011 with respect to our equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Securities Remaining Available for Future Issuance Under equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	994,023	$10.89	142,072 (1)

(1) In addition to being available for future issuance upon the exercise of stock options that may be granted after October 1, 2011, the securities shown are available for future issuance in the form of restricted stock, restricted stock units and other stock-based awards made under our 2005 Equity Incentive Plan, as amended.

We do not have any equity compensation plans that have not been approved by shareholders.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not be counted as votes cast on the proposal to approve the 2005 Equity Incentive Plan.

Because the proposal to approve the 2005 Equity Incentive Plan is a non-routine matter, brokerage firms, banks and other nominees who hold shares on behalf of their clients in “street name” are not permitted to vote the Shares if their clients do not provide voting instructions (i.e., a vote FOR, AGAINST, or ABSTAIN) on this proposal.

Recommendation of the Board of Directors

Your Board recommends a vote FOR the amendment of 2005 Equity Incentive Plan.

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ITEM NUMBER FOUR:  RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP

Independent Registered Public Accounting Firm

The Audit Committee of the Board has selected Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending September 29, 2012. We are submitting the selection of the independent registered public accounting firm for shareholder ratification at the Annual Meeting. We expect a representative of Grant Thornton LLP to be present at the Annual Meeting and he or she will have the opportunity to make a statement and be available to respond to appropriate questions.

Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain Grant Thornton LLP, but still may retain them nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2012.

Fees Paid to Independent Registered Public Accounting Firm

During fiscal 2011, the services of the independent registered public accounting firm included the audit of the annual financial statements, a review of our quarterly financial reports to the SEC, services performed in connection with the filing of our proxy statement and our Annual Report on Form 10-K with the SEC, attendance at meetings with our Audit Committee, consultation on matters relating to accounting, financial reporting and tax-related matters, and advisory services (including advisory services with respect to the Ivy acquisition). Our Audit Committee approved all services performed by Grant Thornton LLP in advance of their performance. Grant Thornton LLP has served as our auditor since its appointment on July 27, 2002. Neither Grant Thornton LLP nor any of its associates have any relationship to us or any of our subsidiaries except in its capacity as auditors. Set forth below is certain information relating to the aggregate fees billed by Grant Thornton LLP, for professional services rendered for the fiscal years 2010 and 2011.

Type of Fee	2010	2011
Audit Fees	$251,480	$266,262
Audit-Related Fees	---	$47,281
Tax Fees	---	$0
All Other Fees	---	$69,363
TOTAL	$251,480	$382,906

Audit Fees. Audit fees include fees for the recurring annual integrated audit of our financial statements, as well as assistance with the review of the quarterly financial reports and other documents filed with the SEC.

Audit-Related Fees. The Audit-related fees paid to Grant Thornton LLP in fiscal 2011 related to services necessary to integrate the accounting for the Ivy business acquired in November 2010. No fees for audit-related activities were paid to Grant Thornton LLP in fiscal year 2010.

Tax Fees. No fees related to tax matters, including tax compliance, tax advice and tax planning, were paid to Grant Thornton LLP in fiscal years 2010 or 2011.

All Other Fees. The fees for “other” services paid to Grant Thornton LLP in fiscal year 2011 were for due-diligence activities in connection with our acquisition of the Ivy assets. There were no fees for “other” services paid to Grant Thornton LLP in fiscal year 2010.

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Pre-Approval Policies and Procedures

Our Board has adopted an Audit Committee Pre-Approval Policy whereby the Audit Committee is responsible for pre-approving all Audit, Audit-Related, and other Non-Audit Related Services to be performed by the independent registered public accounting firm. The Board has authorized the Audit Committee Chair to pre-approve any Audit-Related, or other Non-Audit Related Services that are to be performed by the independent registered public accounting firm that need to be approved between Audit Committee meetings. Such interim pre-approvals shall be reviewed with the full Audit Committee at its next meeting for its ratification.

The Audit Committee Pre-Approval Policy is available on our website at http://investor.insteel.com/documents.cfm.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of four independent directors, all of whom are “non-employee directors” (as defined by Rule 16b-3 of the Exchange Act) and “independent” directors (as defined by applicable NASDAQ rules). The Committee operates under a written charter adopted by our Board of Directors that is available on our website at http://investor.insteel.com/documents.cfm.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

In this context, the Committee has reviewed the audited consolidated financial statements for the fiscal year ended October 1, 2011 and has met and held discussions with respect to such audited consolidated financial statements with management and Grant Thornton LLP, the Company’s independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee and Grant Thornton LLP have discussed those matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

Grant Thornton LLP also provided to the Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Grant Thornton LLP’s communications with the Committee concerning independence, and the Committee has discussed with Grant Thornton LLP the independence of Grant Thornton LLP.

Based on the Committee’s review of the audited consolidated financial statements, discussions with management and Grant Thornton LLP, and the Committee’s review of the representations of management and the written disclosures and report of Grant Thornton LLP, the Committee recommends that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended October 1, 2011 for filing with the SEC.

Audit Committee

W. Allen Rogers II (Chairman)

Duncan S. Gage

Louis E. Hannen

Gary L. Pechota

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” and shall not be incorporated by reference into any of our prior or future filings with the SEC, irrespective of any general statement included in any such filing that incorporates this proxy statement by reference, unless such filing explicitly incorporates this Report of the Audit Committee.

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SECURITY OWNERSHIP

The following table shows the number of shares of our common stock, beneficially owned on October 1, 2011 (our fiscal year end) by each of our directors, each of our executive officers, and by all such directors and executive officers as a group. The table also shows the number of RSUs held by each individual and the number of shares of our common stock that each individual had the right to acquire by exercise of stock options within 60 days after our fiscal year end. Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated in the footnotes to this table and under applicable community property laws, each shareholder named in the table has sole voting and dispositive power with respect to the shares set forth opposite the shareholder’s name. The address of all listed shareholders is c/o Insteel Industries, Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030.

Directors and Executive Officers	Shares of Common Stock	RSUs[1]	Options Exercisable Within 60 days	Total	%
Duncan S. Gage	0	0	0	0
Louis E. Hannen	54,436	3,218	7,200	61,636	*
Charles B. Newsome	50,872	3,218	18,400	69,272	*
Gary L. Pechota	38,605	3,218	7,200	45,805	*
W. Allen Rogers II	55,102	3,218	18,400	73,502	*
C. Richard Vaughn	13,145	3,218	0	13,145	*
H. O. Woltz III[2]	1,032,951	91,210	182,332	1,215,283	6.8
Michael C. Gazmarian	119,351	41,804	75,599	194,950	1.1
James F. Petelle	4,807	16,721	22,879	27,686	*
Richard T. Wagner	20,174	41,804	75,599	95,773	*
All Directors and Executive Officers as a Group (10 Persons)	1,389,443		407,609	1,797,052	10.1

1. The economic terms of RSUs are substantially similar to shares of restricted stock. However, because shares of restricted stock carry voting rights while RSUs do not, pursuant to SEC rules shares of restricted stock would be included in the “Total” column, while RSUs are not so included. We show them here because we believe it provides additional information to our shareholders regarding the equity interests our executive officers and directors hold in the Company.

2. Includes 8,513 shares held in the estate of Howard Woltz, Jr., for which H.O. Woltz III serves as co-executor and 589,010 shares held in various trusts for which Mr. Woltz III serves as co-trustee. Mr. Woltz III shares voting and investment power for all shares held in the estate and in trust. He disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in them.

* Less than 1%.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and greater than ten percent owners to report their beneficial ownership of our common stock and any changes in that ownership to the SEC, on forms prescribed by the SEC. Specific dates for such reporting have been established by the SEC and we are required to report in our proxy statement any failure to file such report by the established dates during the last fiscal year. Based solely upon a review of the copies of such forms furnished to us for the year ended October 1, 2011, and information provided to us by our directors, officers and ten percent shareholders, we believe that all forms required to be filed pursuant to Section 16(a) were filed on a timely basis, except that (i) a Form 4 reporting the status of H.O. Woltz III as executor and as trustee of trusts established by Howard O. Woltz, Jr. following the death of Howard O. Woltz, Jr. on January 2, 2011, was filed late and (ii) Duncan S. Gage’s Form 3 due within 10 days after his appointment to the Board was filed late due to a clerical error on the part of the Company.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Charles B. Newsome, a director, is Executive Vice President and General Manager of Johnson Concrete Company. During fiscal 2011, Johnson Concrete purchased from us, in a series of separate transactions, materials valued at $475,000 in the aggregate for use or resale in their normal course of business. The aggregate amount of these purchases was substantially less than 5% of the revenues of Johnson Concrete Company and of Insteel.

Management believes that amounts paid to us in connection with the transactions described above are reasonable and no less favorable to us than would have been paid to us pursuant to arm’s length transactions with unaffiliated parties. Our Audit Committee reviewed these transactions with our Board of Directors and with our independent registered public accounting firm. The Committee also reviewed with the Board the director independence standards required by the SEC and NASDAQ. Following this review, the Board determined that Mr. Newsome would continue to qualify as an independent director.

Our general policy is to avoid transactions with “related persons,” as that term is described below. Nevertheless, we recognize that there are situations where transactions with related persons might be in our best interests, and therefore in the best interests of our shareholders. These situations could include (but are not limited to) situations where we might obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

To help ensure timely identification, review and consideration of any such transactions, the Board maintains a written policy regarding transactions that involve Insteel and any “related persons,” which generally are our executive officers, directors or director nominees, five percent or greater shareholders or their affiliates, and the immediate family members of any such executive officer, director, director nominee or five percent shareholder. Generally, any current or proposed financial transaction, arrangement or relationship in which a related person had or will have a direct or indirect material interest, in an amount exceeding $120,000 and in which we are or will be a participant, requires the approval of the Audit Committee or a majority of the disinterested members of the Board. The Audit Committee, pursuant to authority delegated to it by the Board, will analyze and consider any such transaction in accordance with this written policy in order to determine whether the terms and conditions of the transaction are substantially the same as, or more favorable to Insteel, than transactions that would be available from unaffiliated parties.

Our corporate secretary is responsible for identifying and presenting each potential related person transaction to the Audit Committee based on information that the secretary obtains during the process of reviewing annual questionnaires completed by directors and executive officers, as well as on other information that comes to his attention. In conducting its review of any proposed related person transaction, the Audit Committee will consider all of the relevant facts and circumstances available to the Audit Committee, including but not limited to (i) the benefits to Insteel; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the proposed related person transaction; and (v) the terms available to unrelated third parties or to employees generally in an arm’s length negotiation. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

Following the end of our fiscal year and prior to the Board’s determination of each director’s independence, the Audit Committee will review any related person transactions that have been previously ratified by the Audit Committee. Based on all relevant facts and circumstances, the Audit Committee will determine if it is in the best interests of us and our shareholders to continue, modify or terminate any ongoing related person transactions. With respect to related person transactions that involve a director, the immediate family member of a director, or an entity in which a director is a partner, shareholder or executive officer, the Audit Committee will discuss with the Board whether any such related person transaction affects the independence of the director.

OTHER BUSINESS

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this proxy statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

The Board hopes that shareholders will attend the Meeting. Whether or not you plan to attend, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their Shares even though they have sent in their proxies, although shareholders who hold their shares in “street name” need to obtain a proxy from the brokerage firm or other nominee that holds their shares.

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SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Proposals for Inclusion in the Proxy Statement

Any shareholder desiring to present a proposal to be included in the proxy statement for action at our 2013 Annual Meeting must deliver the proposal to us at our principal executive offices no later than September 15, 2012. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

Other Proposals

Under our bylaws, a shareholder may not bring other business before a shareholder meeting which is not intended to be included in the proxy materials for our 2013 Annual Meeting unless the shareholder’s timely, accurate and complete written notice has been delivered to, or mailed to and received by, our Secretary at our principal offices not later than October 15, 2012.

Such notice must include, in addition to any requirements imposed by applicable law:

•

a brief description of the business desired to be brought before the meeting and the reasons for bringing such business before the meeting;

•

the name and address, as they appear on our books, of each holder of voting securities proposing such business and each Shareholder Associated Person (as defined below);

•

the class and number of shares of our common stock or other securities that are owned of record or beneficially by such holder and by each Shareholder Associated Person;

•

any material interest of such shareholder and each Shareholder Associated Person in such business other than such person’s interest as a shareholder of the Company (including any anticipated benefit to the shareholder or Shareholder Associated Person therefrom);

•

to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the proposal on the date of such shareholder’s notice; and

•

a description of any hedging or other transactions entered into by the shareholder giving the notice or any Shareholder Associated Person if the effect of such transactions is to mitigate loss or manage risk of stock price changes, or to increase the voting power of such shareholder or Shareholder Associated Person.

“Shareholder Associated Person” of any shareholder means (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of stock of the Company owned of record or beneficially by such shareholder, and (iii) any person controlling, controlled by or under common control with such Shareholder Associated Person.

These requirements are separate from the requirements a shareholder must meet to have a proposal included in our proxy statement. If the presiding officer at any meeting of shareholders determines that a shareholder proposal was not timely made in accordance with the bylaws, we may disregard such proposal. Additionally, any information submitted by shareholders pursuant to our bylaws shall be updated upon written request of the Secretary of the Company, and information which is inaccurate to a material extent or not timely updated may be deemed not to have been provided in accordance with the bylaws.

Proposals for a Director Nominee and Related Procedures

Under our bylaws, in order for a shareholder to nominate a candidate for director, timely, accurate and complete notice must be delivered to, or mailed to and received by, our Secretary at our principal offices not later than October 15, 2012.

The shareholder filing the notice of nomination must include:

•

the information set forth in “Other Proposals”;

•

the name and address of the person or persons nominated by such shareholder;

•

a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•

a description of all arrangements or understandings between such shareholder (and any Shareholder Associated Person) and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder;

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•

any other information relating to each nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Exchange Act; and

•

the written consent of each nominee to be nominated and to serve as a director if elected.

Delivery of Notice of a Proposal

In each case discussed above, the required notice must be given by personal delivery or by United States certified mail, postage prepaid, to our Secretary, whose address is c/o Insteel Industries, Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030.

The Company’s Bylaws

The foregoing procedures are set forth in our bylaws, as last amended February 8, 2011. Any shareholder desiring a copy of our bylaws will be furnished one without charge upon written request to our Secretary. A copy of the bylaws is filed as an exhibit to our Form 8-K filed with the SEC on February 9, 2011, and is available at the SEC’s Internet website (www.sec.gov) and our website at http://investor.insteel.com/documents.cfm.

EXPENSES OF SOLICITATION

We will bear the costs of solicitation of proxies. In addition to the use of the telephone, internet or mail, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and employees and no additional compensation will be paid to such individuals. We have also retained the services of Morrow & Co., LLC for a fee of $5,500 plus out-of-pocket expenses to aid in the distribution of the proxy materials as well as to solicit proxies from institutional investors on behalf of Insteel. Arrangements may also be made with the stock transfer agent and with brokerage houses and other custodians, nominees and fiduciaries that are record holders of Shares for the forwarding of solicitation material to the beneficial owners of Shares. We will, upon the request of any such entity, pay such entity’s reasonable expenses for completing the mailing of such material to such beneficial owners.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Our Annual Report to Shareholders for the fiscal year ended October 1, 2011, including a copy of our Annual Report on Form 10-K, which contains financial statements and other information, is being mailed to shareholders with this proxy statement, but it is not to be regarded as proxy soliciting material.

A copy of our Annual Report on Form 10-K filed with the SEC may be obtained, without charge, by any shareholder upon written request to Michael C. Gazmarian, Vice President, Chief Financial Officer and Treasurer, Insteel Industries, Inc., 1373 Boggs Drive, Mount Airy, North Carolina 27030; provided, however, that a copy of the exhibits to such Annual Report on Form 10-K, for which there may be a reasonable charge, will not be supplied to such shareholder unless specifically requested.

Directions to the Annual Meeting may also be obtained by writing to Mr. Gazmarian at the address shown above, or by calling our Investor Relations Department at (336) 786-2141.

By Order of the Board of Directors

James F. Petelle, Secretary

Mount Airy, North Carolina

January 13, 2012

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ANNEX A: 2005 Equity Incentive Plan of Insteel Industries, Inc. and 2011 Declaration of Amendment thereto

As amended by the Board of Directors on September 18, 2007, and as further amended by the Board of Directors on August 12, 2008

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2005 EQUITY INCENTIVE PLAN OF INSTEEL INDUSTRIES, INC.

As amended by the Board of Directors on September 18, 2007, and as further amended by the Board of Directors on August 12, 2008

1.

Purpose

The purpose of the 2005 Equity Incentive Plan of Insteel Industries, Inc. (the “Plan”) is to encourage and enable selected key employees and non-employee directors of Insteel Industries, Inc. (the “Corporation”) to acquire or to increase their holdings of common stock of the Corporation (the “Common Stock”) in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the return on capital generated by the Corporation and the creation of value for its shareholders. This purpose will be carried out through the granting of stock options, restricted stock, restricted stock units and performance awards on the terms set forth herein.

2.

Certain Definitions

For purposes of the Plan, the following terms shall have the meanings indicated:

(a)

“Award” means an Option, Restricted Stock, Restricted Stock Unit or Performance Award granted under this Plan.

(b)

“Award Agreement” means a written or electronic agreement executed on behalf of the Corporation by the Chief Executive Officer (or another officer designated by the Administrator) and delivered to the Participant and containing terms and provisions of Awards, consistent with the Plan, as the Administrator may approve. Such agreement may, but is not required to be, executed by the Participant.

(c)

“Cause” means (W) termination of Participant’s employment for “cause” in accordance with the Corporation’s or a Related Corporation’s written policies or pursuant to the definition of “cause” as indicated in any agreement Participant may have with the Corporation or any Related Corporation; (X) dishonesty or conviction of a crime which brings the Participant into disrepute or is likely to have a material detrimental impact on the business operations of the Corporation or any Related Corporation; (Y) failure to perform his or her duties to the satisfaction of the Corporation after written notice; or (Z) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation or Related Corporation. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive.

(d)

A “Change of Control” shall be deemed to have occurred on the earliest of the following dates:

(i)

The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, twenty percent (20%) or more of the outstanding Common Stock of the Corporation.

(ii)

The date (A) the Corporation consummates a merger or consolidation with or into another corporation, or any other transaction pursuant to which any shares of Common Stock of the Corporation are converted into cash, securities or other property of another corporation or entity, other than a merger, consolidation or other transaction in which holders of Common Stock immediately prior to the merger, consolidation or other transaction have substantially the same proportionate ownership of common stock or ownership interests of the surviving corporation or entity immediately after the merger, consolidation or other transaction, or (B) there is a sale or other disposition of all or substantially all the assets of the Corporation other than to a corporation or other entity in which holders of Common Stock of the Corporation immediately prior to the sale or other disposition have substantially the same proportionate ownership of stock or ownership interests of the surviving corporation or other entity immediately after the sale or other disposition or (C) there is a complete liquidation or dissolution of the Corporation; or

(iii)

The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation’s shareholders of each new director was approved by the vote of two-thirds of the directors then still in office that were in office at the beginning of the 12-month period.

(For purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

(e)

“Code” means the Internal Revenue Code of 1986, as amended or recodified from time to time, and any successor thereto.

(f)

“Committee” means the Executive Compensation Committee of the Board of Directors or any other standing or special committee that may be established and appointed by the Board of Directors for the purpose of administering this Plan and performing such other duties as are contemplated to be performed by the Committee as herein provided. The Committee shall be composed of not less than three directors, all of whom are “non-employee directors” (within the meaning of Rule 16b-3 of the Act), “outside directors” (within the meaning of Section 162(m) of the Code) and “independent” directors (within the meaning of the applicable stock exchange listing standards on which shares of the Common Stock are traded).

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(g)

“Common Stock” means the Common Stock, no par value, of the Corporation.

(h)

“Covered Employee” means any individual who, on the last day of the taxable year, is the principal chief executive officer of the Corporation or is acting in such capacity, or is among the three highest paid compensated officers (other than the principal chief executive officer or the principal financial officer) or such other individuals as may be treated as “covered employees” pursuant to Section 162(m) of the Code.

(i)

“Date of Grant” shall mean the date that the Administrator acts to grant an Award, or on any later date specified by the Administrator as the effective date of the Award.

(j)

“Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months, within the meaning of Section 22(e)(3) of the Code. The Administrator shall determine whether a Participant is disabled within the meaning of the Plan.

(k)

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

(l)

“Fair Market Value” with respect to a share of the Common Stock shall be established in good faith by the Administrator and, except as may otherwise be determined by the Administrator, the fair market value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market, LLC (“NASDAQ Stock Market”), the fair market value shall be the closing sales price per share of the shares on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market (as applicable) on the date the Award is granted or otherwise being valued, or, if there is no transaction on such date, then on the trading date nearest preceding the date the Award is granted or otherwise being valued for which closing price information is available, and, provided further, if the shares are not listed for trading on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market, the fair market value shall be the average between the highest bid and lowest asked prices for such stock on the date the Award is granted or otherwise being valued as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the fair market value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

(m)

“Incentive Stock Option” means an option to purchase Common Stock which qualifies as an incentive stock option under Section 422 of the Code and which is designated by the Administrator to be an Incentive Stock Option.

(n)

“Nonqualified Stock Option” means an option to purchase Common Stock which is designated as such or which does not qualify as an Incentive Stock Option.

(o)

“Option” means either an Incentive Stock Option or a Nonqualified Stock Option granted under Section 8 of the Plan.

(p)

“Option Price” means the purchase price per share of Common Stock payable on exercise of an Option.

(q)

“Parent” or “parent corporation” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time as of which a determination is being made, each corporation other than the Corporation owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

(r)

“Participant” means an eligible person under Section 7 of the Plan who is selected by the Administrator to receive an Award under this Plan.

(s)

“Performance Award” means a contractual right awarded pursuant to Section 10 of this Plan to receive a share of Common Stock (or its value in cash) or a cash-denominated award which are forfeitable by the Participant until the achievement of pre-established performance objectives over a performance period.

(t)

“Plan” means this 2005 Equity Incentive Plan of Insteel Industries, Inc., as contained herein and any amendments hereto or restatements hereof.

(u)

“Related Corporation” means any parent or subsidiary of the Corporation.

(v)

“Restricted Stock” means an award of shares of Common Stock made pursuant to Section 9 of this Plan that is nontransferable and forfeitable by the Participant until the completion of a specified period of future service, the achievement of pre-established performance objectives or until otherwise determined by the Administrator.

(w)

“Restricted Stock Unit” means a contractual right awarded pursuant to Section 9 of this Plan to receive a share of Common Stock (or its value in cash) that is forfeitable by the Participant until the completion of a specified period of future service, the achievement of pre-established performance objectives or until otherwise determined by the Administrator.

(x)

“Rule 16b-3” means Rule 16b-3 under Section 16 of the Act (or any successor rule to the same effect) as in effect from time to time.

(y)

“Securities Act” means the Securities Act of 1933, as in effect from time to time.

(z)

“Subsidiary” or “subsidiary corporation” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time as of which a determination is being made, each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

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3.

Administration of the Plan

(a)

The Plan shall be administered by the Committee. To the extent permitted by law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants, other than to any non-employee director or any officer under Section 16 of the Act or a Covered Employee if the Award is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, provided that when so delegating, the Committee shall fix the aggregate maximum amount of such Awards and the maximum Award for any one Participant that may be awarded by such delegate(s). For the purposes herein, the term “Administrator” shall refer to the Committee and its delegates.

(b)

Any action of the Administrator may be taken by a written instrument signed by all of the members of the Administrator and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Administrator shall have full and final authority, in its discretion, to take any action with respect to the Plan including, without limitation, the following: (i) to determine the individuals to receive Awards, the nature of each Option as an Incentive Stock Option or a Nonqualified Stock Option, the times when Awards shall be granted, the number of shares to be subject to each Award, the Option Price (determined in accordance with Section 8), the Option Period (determined in accordance with Section 8), the time or times when each Award shall vest and be exercisable or payable, and all related terms conditions, restrictions and limitations; (ii) to prescribe the form or forms of any Award Agreements; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, the rules and regulations, and the Award Agreements, and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator also shall have authority, in its discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or payable shall become exercisable, vested or payable in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. The express grant in this Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator shall be final and conclusive. The members of the Administrator shall not be liable for any act done in good faith with respect to this Plan or any Award Agreement. All expenses of administering this Plan shall be borne by the Corporation.

(c)

The Corporation shall indemnify and hold harmless each person who is or shall have been a member of the Administrator, acting as such, or any delegate of such, against and from any cost, liability, loss or expense, that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit, or other proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan or against and from any and all amounts paid by such person in settlement thereof, with the Corporation’s approval, or paid by such person in satisfaction of any judgment in such action, suit or proceeding against such person, provided he or she shall give the Corporation the opportunity, at its own expense, to handle and defend the same before such person undertakes to handle or defend it on his or her own behalf. Notwithstanding the foregoing, the Corporation shall not indemnify or hold harmless any such person if (i) applicable law or the Corporation’s Articles of Incorporation or Bylaws prohibit such indemnification or (ii) such persons did not act in good faith or in a manner that such person believed to be consistent with the Plan or (iii) such person’s conduct constituted gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Corporation may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

4.

Effective Date; Term of the Plan

The effective date of the Plan shall be February 15, 2005. Awards may be granted under the Plan on or after the effective date, but not after the tenth anniversary of the effective date. However, this Plan, and any Awards granted hereunder, shall not be effective unless the Plan is approved by the Corporation’s shareholders within one year after the adoption of the Plan.

5.

Shares of Common Stock Subject to the Plan

The number of shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate 885,000 shares of authorized but unissued Common Stock. The Corporation hereby reserves sufficient authorized shares to provide for the exercise or settlement of such Awards. The following rules shall apply for purposes of the determination of the number of shares available for grant under the Plan:

(a)

Any shares of Common Stock which are subject to Awards under this Plan that are terminated unexercised, forfeited or surrendered or that expire for any reason (including, but not limited to, shares of Common Stock tendered to exercise outstanding Options or shares tendered or withheld for taxes under any Award under this Plan) shall again be available for issuance under the Plan, provided that such shares may only be used in respect of Awards of the same or a substantially similar type (i.e., shares related to forfeited Options may be used to grant new Options, forfeited Restricted Stock may be used to grant new Restricted Stock, Restricted Stock Units or Performance Shares).

(b)

Awards that can only be settled in cash shall not result in a charge against the aggregate number of shares available for issuance. For purposes of determining the maximum number of shares available for issuance under the Plan, Awards that may be settled in shares of Common Stock shall initially cause the available reserve to be reduced by the maximum number of shares of Common Stock that may be issued in connection with the Award. Notwithstanding the foregoing, any shares not actually issued at exercise or settlement shall again be available for issuance under the Plan.

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(c)

If there is any change in the shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a Related Corporation, or if the Corporation declares a stock dividend or stock split distributable in shares of Common Stock, or if there is a change in the capital structure of the Corporation or a Related Corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan and the per individual limitations shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards (including the Option Price of outstanding Options) or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Award benefits. Notwithstanding the foregoing, the issuance by the Corporation of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of stock or other obligations of the Corporation convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock reserved for issuance under the Plan, the per individual limits or the terms of outstanding Awards.

6.

Individual Limits

Subject to adjustment as provided in Section 5(c) of this Plan, in any calendar year, no individual Participant shall be granted under this Plan (i) Stock Options for more than 100,000 shares of Common Stock, (ii) Restricted Stock, Restricted Stock Units or Performance Awards denominated in shares of Common Stock for more than 50,000 shares of Common Stock in the aggregate, or (iii) Performance Awards denominated in cash valued at maximum at more than $750,000.

7.

Eligibility

An Award may be granted only to an individual who satisfies the following eligibility requirements on the date the Award is granted:

(a)

The individual is a key employee or non-employee director of the Corporation or a key employee of a Related Corporation (including an entity that becomes a Related Corporation after the adoption of this Plan). For this purpose, an individual shall be considered to be an “employee” only if there exists between the individual and the Corporation or a Related Corporation the legal and bona fide relationship of employer and employee. In determining whether such a relationship exists, the regulations of the United States Treasury Department relating to the determination of the employment relationship for the purpose of collection of income tax on wages at the source shall be applied. Also for this purpose, a “key employee” shall mean an employee of the Corporation or a Related Corporation whom the Administrator determines qualifies as a key employee based on the nature and extent of such employee’s duties, responsibilities, personal capabilities, performance, potential or any combination of such factors.

(b)

With respect to the grant of an Incentive Stock Option, the individual must be an employee who does not own, immediately before the time that the Incentive Stock Option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or a Related Corporation; provided, that an individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or a Related Corporation may be granted an Incentive Stock Option if the price at which such Option may be exercised is greater than or equal to 110 percent of the fair market value of the shares on the date the Option is granted and the period of the Option does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributed to him under Section 424(d) of the Code.

8.

Options Grants to Employees

Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals, in such numbers, upon such terms and conditions and at such times as the Administrator shall determine. Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan. To the extent that an Option is designated as an Incentive Stock Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option. Each grant shall specify the number of shares of Common Stock to which the Option pertains, subject to the limitations set forth in Sections 5 and 6 of this Plan. In addition, the following provisions shall apply with respect to Options:

(a)

The Option Price shall be no less than the Fair Market Value per share of the Common Stock on the date the Option is granted, as established by the Administrator and set forth in the terms of the Award Agreement.

(b)

The period during which an Option may be exercised (the “Option Period”) shall be determined by the Administrator when the Option is granted and shall extend from the date on which the Option is granted to a date not more than ten years from the date on which the Option is granted. Subject to the restriction contained in the preceding sentence and as otherwise provided in this Plan, an Option shall be exercisable on such date or dates, during such period, for such number of shares, and subject to such conditions as shall be determined by the Administrator and set forth in the Award Agreement evidencing such Option, subject to the discretion of the Administrator to accelerate the time or times when Options may be exercised. Any Option or portion thereof not exercised before the expiration of the Option Period shall terminate. Any grant may provide that the Option will become exercisable in the event of termination of employment or a Change in Control of the Corporation or any other similar transaction or event.

(c)

An Option may be exercised by giving written notice to the Administrator or its designee at such time and place as the Administrator shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment shall be in the form of (i) cash; (ii) shares of Common Stock owned by the Participant for at least six months at the time of exercise and acceptable to the Administrator; or (iii) any combination thereof; provided, that the Administrator may, in its sole and absolute discretion and subject to such terms and conditions as it deems appropriate, also permit all or a portion of the purchase price to be paid by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price. Shares tendered in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise.

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(d)

No Option shall be exercised unless the Participant, at the time of exercise, shall have been an employee or non-employee director continuously since the date the Option was granted unless provided for otherwise in other agreements between the Participant and the Corporation, subject to the following:

(i)

An Option shall not be affected by any change in the terms, conditions or status of the Participant’s employment, provided that the Participant continues to be an employee of the Corporation or a Related Corporation.

(ii)

The employment relationship of a Participant may, in the discretion of the Administrator, be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, and in any event shall be treated as continuing during such period as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant may, in the discretion of the Administrator, also be treated as continuing intact while the Participant is not in active service because of Disability; provided, that shares acquired by the Participant pursuant to exercise of an Incentive Stock Option shall be subject to Sections 421 and 422 of the Code only if and to the extent that such exercise occurs within twelve months less one day following the date the Participant’s employment is considered to be terminated because of such Disability under Section 422. The Administrator shall determine the date of a Participant’s termination of employment for any reason (the “termination date”).

(iii)

Unless an individual Award Agreement provides otherwise, if the employment of a Participant is terminated because of death or Disability, the Option may be exercised following such termination only to the extent determined by the Administrator in its discretion and set forth in the Award Agreement; provided that such discretion may include a decision to accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. In that event, the Option must be exercised, if at all, prior to the earlier of: (A) the first anniversary of the Participant’s death or Disability, or (B) the close of the Option Period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession. In the event of the Participant’s Disability , such Option may be exercised by the Participant’s guardian or legal representative.

(iv)

Unless an individual Award Agreement provides otherwise, if the employment of a Participant is terminated for any reason other than death, Disability or Cause, his or her Option may be exercised only to the extent determined by the Administrator in its discretion and set forth in the Award Agreement; provided, that such discretion may include a decision to accelerate the date of exercising all or any part of the Option which was not otherwise exercisable on the Participant’s termination date. In that event, the Option must be exercised, if at all, prior to the earlier of: (A) 90 days following the Participant’s termination date for any reason other than death, Disability or Cause, or (B) the close of the Option Period.

(v)

Unless an individual agreement provides otherwise, if the employment of a Participant is terminated for Cause, his or her Option shall terminate and no longer be exercisable as of the Participant’s termination date (whether or not the Option previously became exercisable).

(e)

In no event shall there first become exercisable by the Participant in any one calendar year Incentive Stock Options granted by the Corporation or any Related Corporation with respect to shares of Common Stock having an aggregate fair market value (determined at the time the Incentive Stock Option is granted) greater than $100,000. If the limitation is exceeded, Options that cause the limitation to be exceeded shall be exercisable nonetheless as Nonqualified Stock Options.

(f)

A Participant or his or her legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option and shall not have any rights as a shareholder unless and until certificates for such shares are issued (electronic or otherwise) to him/her or them under the Plan. A certificate or certificates (electronic or otherwise) for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Participant (or his or her beneficiary) and distributed to the Participant (or his or her beneficiary) as soon as practicable following receipt of proper notice of exercise and payment of the Option Price and any other applicable tax withholdings.

(g)

A Participant shall notify the Corporation of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of the Option or (ii) within one year of the issuance of shares of Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Corporation. The Corporation shall not be liable to any Participant if an Option intended to be an Incentive Stock Option does not qualify as such.

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9.

Restricted Stock and Restricted Stock Unit Grants to Employees.

Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Restricted Stock and Restricted Stock Units to such eligible individuals, in such numbers, upon such terms and conditions and at such times as the Administrator shall determine and set forth in an Award Agreement.

(a)

Each grant shall specify the number of shares of Common Stock to which it pertains, subject to the limitations set forth in Sections 5 and 6 of this Plan.

(b)

Each grant shall specify the required period or periods (if any) of continuous service by the Participant with the Company and/or any performance or other conditions to be satisfied before the restrictions on the Restricted Stock or Restricted Stock Units (or installments thereof) shall lapse. Any grant may provide for vesting in the event of a termination of employment or a Change in Control of the Corporation or any other similar transaction or event. To the extent the Participant’s rights in Restricted Stock or Restricted Stock Units are forfeitable and nontransferable for a period of time, the Administrator on the date of grant shall determine the maximum period over which the rights may become nonforfeitable and transferable, except that such period shall not exceed 10 years.

(c)

Restricted Stock shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more stock certificates. The Administrator shall require that any stock certificates evidencing any Restricted Stock be held in the custody of the Corporation and/or bear a legend until the restrictions lapse, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such Award. As a condition to grant, if required by applicable law or otherwise determined by the Administrator, Participants may be required to pay a minimum purchase price. Restricted Stock is nontransferable and subject to forfeiture until the restrictions lapse.

(d)

Restricted Stock Units represent a contractual right to receive the economic equivalent of an award of Restricted Stock. At the discretion of the Administrator as set forth in the Award Agreement, Restricted Stock Units may be settled in shares of Common Stock, the cash value of shares of Common Stock, or a combination. No shares of Common Stock will be issued at the time an award of Restricted Stock Units is made.

(e)

Unless otherwise determined by the Administrator and except as provided in (f) below, Participants holding Restricted Stock may exercise full voting rights and other rights as a shareholder with respect to those shares prior to the lapse of restrictions, except that the Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares granted pursuant to Restricted Stock until such shares vest. The transfer limitations set forth in the preceding sentence shall not apply after the Restricted Stock becomes transferable and no longer forfeitable. However, Participants holding Restricted Stock Units (as opposed to Restricted Stock) shall not have any rights as a shareholder prior to the actual issuance of shares of Common Stock.

(f)

Unless otherwise determined by the Administrator, Participants holding Restricted Stock or Restricted Stock Units shall be entitled to receive all dividends (or dividend equivalents) and other distributions paid with respect to the shares underlying the Awards. Such dividends (or dividend equivalents) may be paid in any of the following manners, as the Administrator may determine from time to time:

(i)

in cash;

(ii)

in shares of common stock bearing no restrictions; or

(iii)

as credits to an account established for each Participant and invested in additional Restricted Stock or Restricted Stock Units on the distribution date of the applicable dividends; provided that the restrictions on any additional shares or units shall become vested and non-forfeitable, if at all, on the same terms and conditions as are applicable in respect of the Restricted Stock or Restricted Stock Units with respect to which such dividends (or dividend equivalents) were payable.

(g)

To the extent the Restricted Stock or Restricted Stock Units are designated as “performance-based” compensation under Section 162(m) of the Code, they shall be subject to the restrictions set forth in Section 11.

(h)

Unless an individual Award Agreement provides otherwise, if the employment of a Participant is terminated for Cause, his or her Restricted Stock and Restricted Stock Units shall terminate and can no longer become vested or payable as of the Participant’s termination date.

10.

Performance Awards to Employees

Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Performance Awards to such eligible individuals, in such numbers, upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be denominated in cash (e.g. units valued at $100) or shares of Common Stock. Performance Awards may be settled in cash or shares of Common Stock, at the discretion of the Administrator, as set forth in the Award Agreement.

(a)

Each grant shall specify the number of shares of Common Stock or units to which it pertains, subject to the limitations set forth in Sections 5 and 6 of this Plan. No shares of Common Stock will be issued at the time an award of Performance Shares is made.

(b)

Each grant shall specify the performance conditions and required period or periods (if any) of continuous service by the Participant with the Corporation to earn the Performance Awards. The Administrator may provide that if performance relative to the performance goals exceeds targeted levels, then the number of Performance Awards earned shall be a multiple, not in excess of 200%, of those that would be earned for target performance. Any grant may provide for the settlement of Performance Awards in the event of a termination of employment or a Change in Control of the Corporation or any other similar transaction or event. The Administrator, on the date of grant, shall determine the maximum period over which Performance Awards may be earned, except that such period shall not exceed 10 years.

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(c)

Unless otherwise determined by the Administrator, Participants holding Performance Awards shall not have any rights as a shareholder prior to the actual issuance of shares of Common Stock, if applicable.

(d)

To the extent the Performance Awards are designated as “performance-based” compensation under Section 162(m) of the Code, they shall be subject to the restrictions set forth in Section 11.

(e)

Unless an Individual Award Agreement provides otherwise, if the employment of a Participant is terminated for Cause, his or her Performance Awards shall terminate and no longer be payable or settled as of the Participant’s Termination Date.

11.

Qualified Performance-Based Awards

The Administrator may designate whether any Award granted to a Covered Employee is intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

(a)

Any Award designated as intended to be performance-based compensation shall be, to the extent required by Section 162(m) of the Code, either (1) conditioned upon the achievement of one or more of the following performance measures or (2) granted based upon the achievement of one or more of the following performance measures: total shareholder return, stock price, operating earnings, net earnings, return on equity or capital, income, level of expenses, growth in revenue, or other performance measures deemed by the Administrator to be appropriate.. Performance goals may be established on a Corporation-wide basis or with respect to one or more business units or divisions or subsidiaries. The targeted level or levels of performance (which may include minimum, maximum and target levels of performance) with respect to such performance measures may be established at such levels and in such terms as the Administrator may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. When establishing performance goals for a performance period, the Administrator may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non recurring items, and the cumulative effects of accounting changes. The Administrator may also adjust the performance goals for any performance period as it deems equitable in recognition of unusual or non-recurring events affecting the Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Administrator may determine; including, without limitation, any adjustments that would result in the Corporation paying non-deductible compensation to a Participant.

(b)

Any Award that is intended to qualify as “performance-based compensation” shall also be subject to the following:

(i)

No later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (1) grant a target number of shares or units, (2) select the performance goal or goals applicable to the performance period and (3) specify the relationship between performance goals and the number of shares or units that may be earned by a Participant for such performance period.

(ii)

Following the completion of each performance period, the Administrator shall certify in writing whether the applicable performance targets have been achieved and the number of units or shares, if any, earned by a Participant for such performance period.

(iii)

In determining the number of units or shares earned by a Participant for a given performance period, subject to any applicable Award Agreement, the Administrator shall have the right to reduce (but not increase) the amount earned at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period.

12.

Awards to Non-Employee Directors

(a)

Annual Grant. Following the close of business of the Corporation on the date of the annual meeting of shareholders of the Corporation held each year during the term of the Plan, commencing with the 2005 annual meeting, each non-employee director who is eligible to receive an Award under the Plan shall be granted such number of Options, shares of Restricted Stock, Restricted Stock Units, or other forms of long-term compensation available under the Plan, as the full Board of Directors, in its sole discretion, shall determine;

(b)

Additional Grants Upon Other Election or Appointment to the Board. In addition to the grant of Options or other Awards pursuant to Section 12(a) herein, the Committee shall have discretion to grant Awards to any non-employee Director who is appointed or elected to the Board of Directors at any time other than at the annual meeting of shareholders of the Corporation.

(c)

Awards granted to non-employee directors may or may not have similar terms as Awards to employees.

13.

Nontransferability of Awards

Awards shall not be transferable other than by will or the laws of intestate succession. An Option shall be exercisable during the Participant’s lifetime only by him/her or by his/her guardian or legal representative on his/her behalf.

14.

Restrictions on Awards

(a)

The Administrator may impose such restrictions on any shares issued pursuant to the exercise of Options or the settlement of any Award granted hereunder as it may deem advisable, including without limitation restrictions under the Securities Act, under the requirements of the applicable stock exchange and under any Blue Sky or securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, or take any other action, unless such issuance, delivery, transfer or other action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act or withholding tax requirements). The Administrator may cause a restrictive legend to be placed on any certificate issued pursuant to the exercise of an Option, the vesting of Restricted Stock or the settlement of an Award granted hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

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(b)

The Administrator may postpone any grant, exercise, vesting or payment of any Award for such time as the Administrator in its sole discretion may deem necessary (i) to effect, amend or maintain any necessary registration of the Plan or shares of Common Stock issuable pursuant to Awards under the securities law; (ii) to permit any action to be taken in order to (A) list such shares of Common Stock or other shares of stock of the Corporation on a stock exchange if shares of Common Stock or other shares of stock of the Corporation are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Corporation, including any rules and regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Corporation are listed; (iii) to determine that such shares of Common Stock are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any other applicable law, including without limitation, securities law; (v) during any such time the Corporation or any Related Corporation is prohibited from doing any such acts under applicable law, including without limitation, during the course of any investigation or under any contract, loan agreement or covenant or other agreement to which the Corporation or Related Corporation is a party; (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Corporation shall not be obligated by virtue of any Award Agreement or any other provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any other payments under such circumstances. Any such postponement shall not extend the term of the Award and neither the Corporation nor the Administrator shall have any obligation or liability to any Participant or to any other person with respect to shares of Common Stock or payments to which the Award shall lapse because of such postponement.

15.

No Right to Employment

Nothing in the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or a Related Corporation, or to interfere in any way with the right of the Corporation or a Related Corporation to terminate the Participant’s employment or service at any time for any reason whatsoever.

16.

Amendment and Termination

The Plan may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule or regulation, including, by way of illustration and not limitation, any amendment that would increase the number of shares of Common Stock that may be issued under the Plan or modify the requirements for eligibility for participation or change the performance objectives with respect to Awards to Covered Employees if such Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, in no event shall the Company reprice any outstanding Option (or cancel and regrant a new Option with a lower Option Price) without shareholder approval.

17.

Withholding

The Corporation shall withhold all required local, state and federal taxes from any amount payable in cash with respect to an Award. The Corporation shall require any recipient of an Award payable in shares of the Common Stock to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Corporation may establish procedures to permit or require a recipient to satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to such an Award (but only up to the statutory minimum), by electing (the “election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

18.

Applicable Law

Except as otherwise provided herein, the Plan shall be construed and enforced according to the laws of the State of North Carolina.

19.

Change of Control

(a)

Unless the Committee determines otherwise at the time of grant and sets forth in the Award Agreement, in the event the Awards are assumed by an acquirer in accordance with (c) below and a Participant’s employment or service is involuntarily terminated without Cause during the 24-month period following a Change of Control:

(i)

all Options, Restricted Stock and Restricted Stock Units outstanding as of the date of such Change of Control shall become fully vested and payable and, if applicable, exercisable, whether or not then vested or exercisable as of such termination of the Participant’s employment or service; and

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(ii)

all Performance Awards shall vest at target and be paid pro-rata based on completed days in the performance period, as of the date of Participant’s termination of employment or service.

(b)

Notwithstanding the foregoing, if the Committee reasonably determines, in good faith, prior to the Change of Control that such outstanding Awards will not be assumed as described in (c) below (such assumed Awards being referred to as “Assumed Awards”) by the acquirer, the Awards shall immediately become full vested (at target for Performance Awards) and, if applicable, exercisable and payable. Additionally, in that case, in the event of or in anticipation of the Change of Control, the Committee in its discretion (i) may declare that some or all outstanding Options previously granted under the Plan shall terminate as of the date before or on the Change of Control without any payment to the holder of the Option, provided the Committee gives prior written notice to the Participant of such termination and gives such Participant the right to exercise his or her outstanding Options before such date or (ii) may terminate before or on the Change of Control some or all outstanding Options previously granted under the Plan in consideration of payment to the holder of the Option, with respect to each shares of Common Stock for which the Option is then exercisable, of the excess, if any, of the Fair Market Value on such date of the Common Stock subject to the exercisable portion of the Option over the Option Price. The payment described in (ii) above may be made in any manner the Committee determines, including cash, stock or other property. In the event of or in anticipation of a Change of Control, the Committee in its discretion also may take such action to provide that all Restricted Stock and Restricted Stock Units outstanding shall become fully vested and payable and all Performance Awards shall vest and be payable pro rata as described above. The Committee may take the actions described in this Section 19(b), other than the accelerated vesting which applies to all outstanding Awards, with respect to some or all outstanding Awards or on an Award-by-Award basis, which actions need not be uniform with respect to all outstanding Awards.

(c)

Assumed Awards must: (i) be based on securities which are traded on an established United States securities market, or which will be so traded within 60 days of the Change of Control; (ii) provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under the original Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; and (iii) have substantially equivalent economic value to the original Award (determined at the time of the Change of Control).

20.

General Provisions

(a)

This Plan, insofar as it provides for Awards, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Any liability of the Corporation or any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created thereto. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property or assets of the Corporation or any Related Corporation.

(b)

Nothing in this Plan shall be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant Awards for proper corporate purposes other than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant Award, or assume such Awards of any person, in connection with any acquisition, purchase, lease, merger, consolidation, reorganization, or otherwise, of all or part of the business or assets of any person, firm, corporation, association or other entity.

(c)

Notwithstanding any other provision hereof, the Committee may grant Awards in substitution for performance shares, incentive awards, stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes a key employee or non-employee director of the Corporation or a key employee of a Related Corporation in connection with a transaction described in Section 424(a) of the Code (or which would be so described if the substitution or assumption under that Section had occurred) with the Corporation or a Related Corporation. Notwithstanding any other provisions of this Plan (other than the limitations of Section 5), the terms of such substitute Awards shall be as the Committee, in its discretion, determines is appropriate.

INSTEEL – 2011 Notice of Annual Meeting of Shareholders and Proxy Statement – 56

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2011 DECLARATION OF AMENDMENT TO 2005 EQUITY INCENTIVE PLAN OF INSTEEL INDUSTRIES, INC.

THIS 2011 DECLARATION OF AMENDMENT is made effective as of the 8th day of November, 2011, by INSTEEL INDUSTRIES, INC. (the “Corporation”), to the Corporation’s 2005 Equity Incentive Plan, as amended through August 12, 2008 (the “Plan”).

RECITALS:

WHEREAS, the Board of Directors of the Corporation has deemed it advisable to (i) amend Section 5 of the Plan to (A) increase the authorized shares of the Corporation’s common stock (the “Common Stock”) available under the Plan by 900,000 shares to an aggregate of 2,670,000 shares, (B) of such additional 900,000 shares, impose a limit on the number of the additional shares that may be issued pursuant to the grant of “full value” awards (restricted stock, restricted stock units and performance awards) to 350,000 shares and (C) modify the share counting provisions of Section 5(a) of the Plan; and (ii) amend Section 9(f) and Section 20 of the Plan to make certain clarifications regarding payment of dividends and dividend equivalents on performance-based awards;

WHEREAS, the Corporation desires to evidence such amendments by this 2011 Declaration of Amendment.

NOW, THEREFORE, IT IS DECLARED that, effective as of November 8, 2011, Section 5, Section 9(f) and Section 20 of the Plan shall be and hereby are amended as follows; provided, however, that the amendments to Section 5 of the Plan described in Section 1 herein shall be subject to shareholder approval:

1.

Amendments to Section 5. Section 5 (“Shares of Common Stock Subject to the Plan”) is hereby amended as follows:

(a)

The first sentence of Section 5 is deleted in its entirety and replaced with the following:

Subject to adjustments as provided in Section 5(c) herein, the number of shares of Common Stock that may be issued pursuant to awards shall not exceed in the aggregate 2,670,000 shares of authorized but unissued Common Stock (which aggregate number reflects the two-for-one stock split effected in June 2006 and an increase of 900,000 shares effective February 21, 2012); provided, however, that no more than 350,000 shares of the additional 900,000 shares may be issued pursuant to the grant of “full-value” Awards (Restricted Stock, Restricted Stock Units and Performance Awards).

(b)

Section 5(a) is deleted in its entirety and replaced with the following new Section 5(a):

Any shares of Common Stock which are subject to Awards under this Plan that are terminated unexercised, forfeited or surrendered or that expire for any reason (excluding, on and after February 21, 2012, shares of Common Stock tendered to exercise outstanding Options or shares tendered or withheld for taxes under any Award under this Plan) shall again be available for issuance under the Plan, provided that such shares may only be used in respect of Awards of the same or a substantially similar type (i.e., shares related to forfeited Options may be used to grant new Options, forfeited Restricted Stock may be used to grant new Restricted Stock, Restricted Stock Units or Performance Shares).

2.

Amendment to Section 9(f). Subsection (f) of Section 9 (“Restricted Stock and Restricted Stock Unit Grants to Employees”) is hereby amended by deleting the first sentence of Section 9(f) and inserting the following in lieu thereof, with the remainder of Section 9 being unchanged.

Unless otherwise determined by the Administrator, Participants holding Restricted Stock or Restricted Stock Units shall be entitled to receive all dividends (or dividend equivalents) and other distributions paid with respect to the shares underlying the Awards; provided, however, that dividends or dividend equivalents, including those related to performance-based Restricted Stock or Restricted Stock Units, shall be subject to the restrictions contained in Section 20(d) herein.

3.

Amendment to Section 20. Section 20 (“General Provisions”) of the Plan of the Plan is hereby amended by adding new subsection 20(d), with the remainder of Section 20 being unchanged:

Dividends and Dividend Equivalents. Dividends and dividend equivalents, if any, on unearned or unvested performance-based Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalent rights to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalent rights are in compliance with Code Section 409A.

4.

Continued Effect. Except as set forth herein, the Plan shall remain unchanged and in full force and effect.

INSTEEL – 2011 Notice of Annual Meeting of Shareholders and Proxy Statement – 57

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PROXY

INSTEEL INDUSTRIES, INC.

1373 Boggs Drive, Mount Airy, North Carolina 27030

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

February 21, 2012

This proxy is being solicited on behalf of the Board of Directors of the Company.

The undersigned, having received notice of the Annual Meeting of Shareholders and the proxy statement therefor, and revoking all prior proxies, hereby appoint(s) H. O. Woltz III and James F. Petelle, and each of them, with full power to act alone, as agents and proxies of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Shareholders of **Insteel Industries, Inc.** (the "Company") to be held at the Cross Creek Country Club, 1129 Greenhill Road, Mount Airy, North Carolina 27030, on Tuesday, February 21, 2012, at 9:00 a.m. Eastern Time, and any adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of common stock of the Company which the undersigned is entitled to vote or act upon, with all the powers the undersigned would possess if personally present. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy, if duly executed, will be voted as directed by the undersigned. **If no direction is given with respect to any proposal, this proxy, if duly executed, will be voted as recommended by the Board of Directors.** Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy by properly voting at the annual meeting or otherwise delivering a later-dated proxy.

(Continued and to be signed on the reverse side.)

14475

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ANNUAL MEETING OF SHAREHOLDERS OF

INSTEEL INDUSTRIES, INC.

February 21, 2012

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20333300000000001000 9 022112

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the three nominees named in the accompanying proxy statement.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Duncan S. Gage
○ Charles B. Newsome
○ H.O.Woltz III

INSTRUCTIONS

To withhold authority for any individual nominee(s), mark **"FOR ALL EXCEPT" and fill in the circle next to each Nominee you wish to withhold**, as shown here: ●
If you wish to vote "FOR ALL NOMINEES", simply put an "X" in that box.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Whether or not you plan to attend the Annual Meeting, you are urged to complete, date and sign this proxy and return it in the accompanying envelope. The Board of Directors recommends a vote "FOR" all director nominees and "FOR" proposals 2, 3 and 4.

The undersigned understands that the shares of common stock represented by this proxy will be voted as specified and if no choice is specified, a properly executed proxy will be voted "FOR" all director nominees, and "FOR" proposals 2, 3 and 4. If any other business is properly presented at the Annual Meeting or any adjournment thereof, this proxy will be voted in the discretion of the agents and proxies appointed herein.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____ Date: ____ Signature of Shareholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.